SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




     THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.  ("BKN")
     THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.  ("BRM")
     THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC") THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
     THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN") THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
     THE BLACKROCK INCOME TRUST INC.  ("BKT")
     THE BLACKROCK HIGH YIELD TRUST  ("BHY")
     THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.  ("BQT")
     THE BLACKROCK ADVANTAGE TERM TRUST INC.  ("BAT")
     THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.  ("BMN")
     THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA") THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
     THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ") THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY") THE BLACKROCK INCOME OPPORTUNITY TRUST INC. ("BNA")
     THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.  ("BMT")
     THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST ("BPS")
     THE BLACKROCK STRATEGIC MUNICIPAL TRUST ("BSD")
     BLACKROCK FLORIDA MUNICIPAL INCOME TRUST ("BBF")
     BLACKROCK MUNICIPAL INCOME TRUST ("BFK")
     BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST ("BFZ")
     BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST ("BNJ")
     BLACKROCK NEW YORK MUNICIPAL INCOME TRUST ("BNY")
     BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST ("BJZ")
     BLACKROCK MUNICIPAL 2018 TERM TRUST ("BPK")
     BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST ("BLH")
     BLACKROCK CORE BOND TRUST ("BHK")
     BLACKROCK STRATEGIC BOND TRUST ("BHD")
     BLACKROCK MUNICIPAL BOND TRUST ("BBK")
     BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST ("BZA")
     BLACKROCK FLORIDA MUNICIPAL BOND TRUST ("BIE")
     BLACKROCK MARYLAND MUNICIPAL BOND TRUST ("BZM")
     BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST ("BLJ")
     BLACKROCK NEW YORK MUNICIPAL BOND TRUST ("BQH")
     BLACKROCK VIRGINIA MUNICIPAL BOND TRUST ("BHV")
     BLACKROCK MUNICIPAL INCOME TRUST II ("BLE")
     BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II ("BCL")
     BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II ("BFY")
     BLACKROCK INSURED MUNICIPAL INCOME TRUST ("BYM")
     BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST ("BCK")
     BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST ("BAF")
     BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST ("BSE")
     BLACKROCK PREFERRED OPPORTUNITY TRUST ("BPP")
     BLACKROCK LIMITED DURATION INCOME TRUST ("BLW")
     BLACKROCK MUNICIPAL 2020 TERM TRUST ("BKK")
     BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST ("BFO")
     BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST ("BVD")

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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


                                [BLACKROCK LOGO]

                           BLACKROCK CLOSED-END FUNDS
                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                                ----------------

                        NOTICE OF JOINT ANNUAL MEETING OF
                            STOCKHOLDERS/SHAREHOLDERS
                           TO BE HELD ON MAY 26, 2004

                                ----------------

     Notice is hereby given to the Stockholders/Shareholders of each of the BlackRock Closed-End Funds listed on Appendix A to the Proxy Statement accompanying this notice (collectively, the "Trusts") that:

     The Joint Annual Meeting of Stockholders/Shareholders of the Trusts (the "Annual Meeting") will be held at the New York East Side Marriott, 525 Lexington Avenue, New York, New York, on Wednesday, May 26, 2004, at 10:00 a.m. (New York City time). For the sake of convenience and clarity, individual Trusts are identified throughout this notice and the attached Proxy Statement by their trading symbols. A list of the Trusts setting forth each Trust's full name and trading symbol is attached to the Proxy Statement accompanying this notice as Appendix A. The Annual Meeting is being held for the following purposes:

     1.  A.    For each of the following Trusts to elect two Directors (or, where applicable, Trustees), each to hold office for the term indicated in the attached Proxy Statement until their successors shall have been elected and qualified:

               RNY      RNJ      RFA      RAA       BSD      BPS
               BAT      BPP      BLW      BKK       BFO      BCT       BDV

     1.  B.    For each of the following Trusts to elect three Directors (or, where applicable, Trustees), each to hold office for the term indicated in the attached Proxy Statement until their successors shall have been elected and qualified:

               BKN      BRM      BFC      BRF       BLN      BHY       BBK
               BQH      BZA      BZM      BLJ       BHV      BIE       BLE
               BCL      BFY      BYM      BCK       BAF      BSE       BKT
               BNA      BQT      BMN      BMT       BBF      BFK       BFZ
               BNJ      BNY      BJZ      BPK       BLH      BHK       BHD

     2. For each of the following Trusts to amend its respective Articles Supplementary in order to require an annual, instead of a quarterly, valuation date in connection with certain asset coverage tests:

               BMN      BMT      RNJ      RNY
               BRM      BLN      BFC      BKN       RAA

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.


THE BOARD OF DIRECTORS OR TRUSTEES (THE "BOARD") OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

     We encourage you to contact BlackRock toll free at (800) 227-7BFM (7236) from 9:00 a.m. to 6:00 p.m. EST if you have any questions.

     The Board of each Trust has fixed the close of business on February 27, 2004 as the record date for the determination of Stockholders/Shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet (for those Trusts that permit voting by telephone or internet) so you will be represented at the Annual Meeting.

                                By order of the
                                Board of each Trust

                                Vincent B. Tritto, Secretary of each Trust
New York, New York
April 21, 2004




--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL (NOT EVERY TRUST PERMITS VOTING BY INTERNET AND TELEPHONE. PLEASE CHECK YOUR PROXY CARD). IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.
--------------------------------------------------------------------------------

                           BLACKROCK CLOSED-END FUNDS
                                 PROXY STATEMENT
                                       FOR
                JOINT ANNUAL MEETING OF STOCKHOLDERS/SHAREHOLDERS
                           TO BE HELD ON MAY 26, 2004

     This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Stockholders/Shareholders ("Notice of Annual Meeting"). Much of the information in this joint proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (800) 227-7BFM (7236).

     This Proxy Statement is furnished in connection with the solicitation by the respective Board of Directors or Trustees, as the case may be (the "Board"), of each of the Trusts of proxies to be voted at the Joint Annual Meeting of Stockholders/Shareholders of the Trusts to be held on Wednesday, May 26, 2004, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the New York East Side Marriott, 525 Lexington Avenue, New York, New York, on May 26, 2004, at 10:00 a.m. (New York City time). As used in the Notice of Annual Meeting and as used herein, the term "Directors" shall include Trustees, the term "shareholders" shall include stockholders and the term "share" shall include stock where the use of the terms "Trustees" or "stockholders" or "stock" would otherwise be appropriate. This Proxy Statement and the enclosed proxy card are first being sent to the Trusts' shareholders on or about April 21, 2004.

*    WHY IS A SHAREHOLDER MEETING BEING HELD?

     Because the common shares of each Trust are listed on a nationally recognized stock exchange that requires each Trust to hold an annual meeting of shareholders.

*    WHAT PROPOSALS WILL BE VOTED ON?

     In the first proposal, shareholders of all Trusts are being asked to elect nominees for the Board of each Trust in which they own shares (the "First Proposal"). In the second proposal, shareholders of each of BMN, BMT, BRM, BLN, BFC, BKN, RAA, RNJ and RNY are being asked to approve an amendment to those Trusts' Articles Supplementary (the "Second Proposal").

     PROPOSAL                                                 TRUST
     --------                                                 -----
     #1  To elect Directors                                   All Trusts

     #2  To amend the Trusts' Articles Supplementary          BMN, BMT, BRM, BLN, BFC, BKN, RAA, RNJ, RNY

*    WILL MY VOTE MAKE A DIFFERENCE?

     YES! Your vote is important and will make a difference in the governance of the Trust(s), no matter how many shares you own.

*    WHO IS ASKING FOR YOUR VOTE?

     The enclosed proxy is solicited by the Board of each Trust for use at the Annual Meeting to be held on Wednesday, May 26, 2004, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous pages). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about April 21, 2004.

*    HOW DO THE TRUSTS' BOARDS RECOMMEND THAT SHAREHOLDERS VOTE ON THE
     PROPOSALS?

     Each Board unanimously recommends that you vote "FOR" the respective Proposal.

*    WHO IS ELIGIBLE TO VOTE?

     Shareholders of record of each Trust at the close of business on February 27, 2004 are entitled to be present and to vote at the Annual Meeting or any adjourned or postponed meeting.

     Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with your Board's recommendation. If any other business is brought before your Trust's Annual Meeting, your shares will be voted at your Board's discretion.

*    HOW MANY SHARES OF EACH TRUST WERE OUTSTANDING AS OF THE RECORD DATE?

     Appendix B sets forth the number of outstanding shares for each Trust at the close of business on February 27, 2004.

*    WHY DOES THIS PROXY STATEMENT LIST SEVERAL CLOSED-END FUNDS?

     The Trusts have similar proposals and it is cost-efficient to have a joint proxy statement and one annual meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her Trust's meeting to a time immediately after the Annual Meeting so that such Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective Proposals relating to their Trust. In any event, an unfavorable vote on any Proposal by the shareholders of one Trust will not affect the implementation of such Proposal by another Trust if the Proposal is approved by the shareholders of that Trust.

The Proposals

*    FIRST PROPOSAL: TO ELECT DIRECTORS
     --------------

     WHO ARE THE NOMINEES FOR DIRECTORS?

     The Directors of the Trusts are classified into three classes of Directors:
     Class I, Class II and Class III. Each class has a term of three years. There are two or three nominees with respect to each Trust because each year the term of office of one class expires and only Directors of the respective Trust whose current terms are expiring are being nominated for election at the Annual Meeting.

     The following table sets forth the class and nominees to be voted on by each Trust:


                                                      CLASS OF DIRECTORS
                     FUND                            STANDING FOR ELECTION                           NOMINEES FOR DIRECTORS
====================================================================================================================================
RNY        BSD        BPP         BDV                       CLASS I                                  Richard E. Cavanagh(1)
RNJ        BPS        BLW                                                                            James Clayburn La Force, Jr.
RFA        BCT        BKK
RAA        BAT        BFO
====================================================================================================================================

BKN        BHY        BLJ         BFY                       CLASS II                                 Frank J. Fabozzi(1)
BRM        BBK        BHV         BYM                                                                Walter F. Mondale
BFC        BQH        BIE         BCK                                                                Ralph L. Schlosstein
BRF        BZA        BLE         BAF
BLN        BZM        BCL         BSE
====================================================================================================================================

BKT         BMT       BNJ         BLH                       CLASS III                                Andrew F. Brimmer
BNA         BBF       BNY         BHK                                                                Kent Dixon
BQT         BFK       BJZ         BHD                                                                Robert S. Kapito
BMN         BFZ       BPK
====================================================================================================================================


(1) To be elected by holders of preferred shares only, except that, for BHY, BCT, BAT, BLW and BDV which do not have preferred shares, to be elected by holders of common shares.

     Each Director is also a Director of each of the other BlackRock closed-end Trusts. Each nominee's background is described below.

     The holders of any Trust's preferred shares will have equal voting rights with the holders of that Trust's common shares (i.e., one vote per share), and will vote together with the holders of common shares as a single class on the proposal to elect Directors, except that the holders of preferred shares of each Trust which is electing Class I or II Directors at this Annual Meeting, voting separately as a class, will elect the preferred shares Director from each of such classes. The two Directors that have been designated as representing the holders of each respective Trust's preferred shares are Messrs. Richard E. Cavanagh and Frank J. Fabozzi.

     Each Director elected will hold office for three years and until their successors shall have been elected and qualified. The other Directors of the Trusts will continue to serve under their current terms. The other classes will be elected at subsequent annual meetings of shareholders.

     BAT, BCT and BQT each hold substantially all of their assets in their respective wholly owned subsidiaries, BAT Subsidiary Inc. ("BATS"), BCT Subsidiary Inc. ("BCTS") and BQT Subsidiary Inc. ("BQTS"). The Board of each wholly owned subsidiary is identical to the Board of its respective parent company. Accordingly, nominees elected as Directors of BAT, BCT, and BQT, respectively, will be appointed by BAT, BCT and BQT, respectively, to serve as Directors of BATS, BCTS and BQTS, respectively, each of which has investment objectives and policies identical to BAT, BCT, and BQT, respectively.

     Certain information concerning the nominees for each of the Trusts is set forth in the table below. All of the nominees are currently Directors of each of the Trusts, including BATS, BCTS, and BQTS, and have served in such capacity since each of the Trusts commenced their respective operations, except for the following exceptions. Mr. Richard E. Cavanagh has served as Director since his appointment by the Boards of BKN, BRM, BFC, BRF, BLN, BCT, BKT, BQT, BAT, BMN, RAA, RFA, RNJ, RNY, BNA and BMT on August 11, 1994 to fill a vacancy. With respect to BKT, BQT, BAT, BMN, BNA and BMT, Mr. James Clayburn La Force, Jr. has served as Director since his election at the Trusts' annual meeting of shareholders on June 19, 1992. Mr. Walter F. Mondale, who was previously a Director of BKN, BRM, BFC, BLN, BCT, BKT, BQT, BAT, BMN, BMT, RFA, RAA, RNJ, RNY, BNA and BRF from inception to August 12, 1993, has served as Director since his election at the Trusts' annual meeting of shareholders on April 15, 1997, except that he resigned on October 31, 2002 to run for the U.S. Senate and was subsequently reappointed by the Boards on November 12, 2002. Mr. Robert S. Kapito was appointed by the Boards on August 22, 2002 to fill a vacancy. Pursuant to the requirements of Maryland law, Messrs. Mondale and Kapito were elected as Directors of BKN, BRM, BFC, BLN, BCT, BKT, BQT, BAT, BMN, BMT, RAA, RNJ, RNY and BNA at the Trusts' annual meeting of shareholders on May 22, 2003. Mr. Ralph L. Schlosstein also serves as Chairman and President of the BlackRock Liquidity Funds and Director of Anthracite Capital, Inc. and several of BlackRock's alternative investment vehicles. Each Director holds his position as to each of the 49 active closed-end funds1 advised by BlackRock Advisors, Inc. (the "Fund Complex"). As of February 27, 2004, the Fund Complex consisted of 49 active closed-end funds, each with one investment portfolio.

     Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated by an asterisk(*). Independent directors are those who are not interested persons of the Trusts or BlackRock Advisors, Inc. and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Directors"). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts is 40 East 52nd Street, New York, New York 10022, and the address of BlackRock Advisors, Inc. (the "Advisor") is 100 Bellevue Parkway, Wilmington, Delaware 19809.



--------------------------------------
1 The 49 active closed-end funds consist of 48 funds listed on a nationally recognized stock exchange included in this Proxy Statement and one interval fund, Partners Balanced Trust, which is not required to be included in this Proxy Statement.


                                                                                                OTHER DIRECTORSHIPS HELD BY
     NAME, ADDRESS                          PRINCIPAL OCCUPATION(S)                               DIRECTOR OR NOMINEE FOR
       AND AGE                               DURING PAST 5 YEARS                                         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

Ralph L. Schlosstein*             Director since 1999 and President of                    Chairman and President of the BlackRock
Age 53                            BlackRock, Inc. since its formation in 1998             Liquidity Funds (10 portfolios). Director
Class II                          and of BlackRock, Inc.'s predecessor entities           of Anthracite Capital, Inc. and Director
                                  since 1988. Member of the Management Committee          of several of BlackRock's alternative
                                  and Investment Strategy Group of BlackRock,             investment vehicles. Currently, a Member
                                  Inc. Formerly, Managing Director of Lehman              of the Visiting Board of Overseers of the
                                  Brothers, Inc. and Co-head of its Mortgage and          John F. Kennedy School of Government at
                                  Savings Institutions Group. Currently,                  Harvard University, the Financial
                                  Chairman and Trustee of each of the closed-end          Institutions Center Board of the Wharton
                                  Trusts in which the Advisor acts as investment          School of the University of Pennsylvania,
                                  advisor.                                                a Trustee of the American Museum of
                                                                                          Natural History, a Trustee of Trinity
                                                                                          School in New York City and a Trustee of
                                                                                          New Visions for Public Education in New
                                                                                          York City. Formerly, a Director of Pulte
                                                                                          Corporation and a Member of Fannie Mae's
                                                                                          Advisory Council.



Robert S. Kapito*                 Vice Chairman of BlackRock, Inc., Head of the           Chairman of the Hope & Heroes Children's
Age: 47                           Portfolio Management Group, a member of the             Cancer Fund. President of the Board of
Class III                         Management Committee, the Investment Strategy           Directors of Periwinkle National Theatre
                                  Group, the Fixed Income and Global Operating            for Young Audiences. Director of
                                  Committees and the Equity Investment Strategy           icruise.com, Corp.
                                  Group of BlackRock, Inc. Responsible for the
                                  portfolio management of the Fixed Income,
                                  Domestic Equity, Liquidity and Alternative
                                  Investment Groups of BlackRock. Currently,
                                  President and Trustee for each of the
                                  closed-end Trusts in which the Advisor acts as
                                  investment advisor.


INDEPENDENT DIRECTORS:

Andrew F. Brimmer                 President of Brimmer & Company, Inc., a                 Director of CarrAmerica Realty Corporation
P.O. Box 4546                     Washington D.C.-based economic and financial            and Borg-Warner Automotive. Former
New York, NY 10163                consulting firm. Also, Wilmer D. Barrett                Director of AirBorne Express, BankAmerica
Age: 77                           Professor of Economics, University of                   Corporation (Bank of America), BellSouth
Class III                         Massachusetts - Amherst. Former member of the           Corporation, College Retirement Equities
                                  Board of Governors of the Federal Reserve               Fund (Trustee), Commodity Exchange, Inc.
                                  System. Former Chairman, District of Columbia           (Public Governor), Connecticut Mutual Life
                                  Financial Control Board. Lead Trustee and               Insurance Company, E.I. du Pont de Nemours
                                  Chairman of the Audit Committee of each of              & Company, Equitable Life Assurance
                                  the closed-end Trusts in which the                      Society of the United States, Gannett
                                  Advisor acts as investment advisor.                     Company, Mercedes-Benz of North America,
                                                                                          MNC Financial Corporation (American
                                                                                          Security Bank), NCM Capital Management,
                                                                                          Navistar International Corporation, PHH
                                                                                          Corp. and UAL Corporation (United
                                                                                          Airlines).


Richard E. Cavanagh               President and Chief Executive Officer of The            Trustee Emeritus, Wesleyan University,
P.O. Box 4546                     Conference Board, Inc., a leading global                Trustee, Airplanes Group, Aircraft Finance
New York, NY 10163                business membership organization, from                  Trust (AFT) and Educational Testing
Age: 57                           1995-present. Former Executive Dean of the              Service (ETS). Director, Arch Chemicals,
Class I                           John F. Kennedy School of Government at                 Fremont Group and The Guardian Life
                                  Harvard University from 1988-1995. Acting               Insurance Company of America.
                                  Director, Harvard Center for Business and
                                  Government (1991-1993). Former Partner
                                  (principal) of McKinsey & Company, Inc.
                                  (1980-1988). Former Executive Director of
                                  Federal Cash Management, White House Office of
                                  Management and Budget (1977-1979). Co-author,
                                  THE WINNING PERFORMANCE (best selling
                                  management book published in 13 national
                                  editions).



Kent Dixon                        Consultant/Investor. Former President and               Former Director of ISFA (the owner of
P.O. Box 4546                     Chief Executive Officer of Empire Federal               INVEST, a national securities brokerage
New York, NY 10163                Savings Bank of America and Banc PLUS Savings           service designed for banks and thrift
Age: 66                           Association. Former Chairman of the Board,              institutions).
Class III                         President and Chief Executive Officer of
                                  Northeast Savings.



                                                                                                OTHER DIRECTORSHIPS HELD BY
     NAME, ADDRESS                          PRINCIPAL OCCUPATION(S)                               DIRECTOR OR NOMINEE FOR
       AND AGE                               DURING PAST 5 YEARS                                         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

Frank J. Fabozzi                  Consultant. Editor of THE JOURNAL OF PORTFOLIO          Director, Guardian Mutual Funds Group (18
P.O. Box 4546                     MANAGEMENT and Adjunct Professor of Finance at          portfolios).
New York, NY 10163                the School of Management at Yale University.
Age:  55                          Author and editor of several books on fixed
Class II                          income portfolio management. Visiting
                                  Professor of Finance and Accounting at the
                                  Sloan School of Management, Massachusetts
                                  Institute of Technology from 1986 to August
                                  1992.


James Clayburn                    Dean Emeritus of The John E. Anderson Graduate          Director, Payden & Rygel Investment Trust,
 La Force, Jr.                    School of Management, University of California          Metzler-Payden Investment Trust, Advisors
P.O. Box 4546                     since July 1, 1993. Acting Dean of The School           Series Trust, Arena Pharmaceuticals, Inc.
New York, NY 10163                of Business, Hong Kong University of Science            and CancerVax Corporation.
Age: 75                           and Technology 1990-1993. From 1978 to
Class I                           September 1993, Dean of The John E. Anderson
                                  Graduate School of Management, University of
                                  California.





Walter F. Mondale                 Senior Counsel, Dorsey & Whitney LLP, a law             Director of United Health Foundation and
P.O. Box 4546                     firm (January 2004 - present); Partner, Dorsey          the Japan Society. Member of the Hubert H.
New York, NY 10163                & Whitney LLP, (December 1996 - December 2003,          Humphrey Institute of Public Affairs
Age: 76                           September 1987 - August 1993). Former U.S.              Advisory Board, The Mike and Maureen
Class II                          Ambassador to Japan (1993 - 1996). Formerly             Mansfield Foundation, Dean's Board of
                                  Vice President of the United States, U.S.               Visitors of the Medical School at the
                                  Senator and Attorney General of the State of            University of Minnesota, and the Mayo
                                  Minnesota. 1984 Democratic Nominee for                  Foundation Advisory Council to the
                                  President of the United States. Formerly                President.
                                  Director of Northwest Airlines Corp.,
                                  UnitedHealth Group and RBC Dain Rauscher, Inc.


*    DO THE TRUSTS HAVE ANY COMMITTEES?

     Yes. The Trusts' Directors have determined that the efficient conduct of the Trusts' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Directors or otherwise. The Governance Committee appoints the members and chairperson of the Audit Committee and the chairperson of the Governance Committee.

EXECUTIVE COMMITTEE

     Each Trust has an Executive Committee composed of Messrs. Schlosstein and Kapito, which acts on behalf of the full Board on certain matters in the interval between meetings of the Board.

AUDIT COMMITTEE

     Each of the Trusts has an Audit Committee, composed of three of the Independent Directors, which is charged with selecting a firm of independent accountants for its respective Trust and reviewing accounting matters with the accountants.

     The Audit Committee of each Trust presents the following report:

     The Audit Committee of each Trust has performed the following functions:
(i) the Audit Committee reviewed and discussed the audited financial statements of each Trust with management of each respective Trust, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Directors of each Trust that the financial statements be included in each Trust's Annual Report for the past fiscal year.

     The members of the Audit Committee of each Trust are Messrs. Brimmer (Chairman of the Audit Committee), Cavanagh and Dixon, all of whom are Independent Directors. The Board of each Trust has determined that each Trust has two audit committee financial experts serving on its audit committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trusts.

     The Audit Committee is governed by a written charter, which was revised on February 19, 2004 and is attached hereto as Appendix C.

GOVERNANCE COMMITTEE

     Each of the Trusts has a Governance Committee, which also performs the functions normally performed by a nominating committee. The Governance Committee is composed of all of the Independent Directors. The 1940 Act requires that the Trusts have a minimum proportion of directors who are not affiliated in any way with the investment manager, principal underwriter or any broker-dealer of the Trusts. These Independent Directors must vote separately to approve all financial arrangements and other agreements with the Trusts' investment manager and other affiliated parties. Each Trust's Independent Directors meet regularly as a group in executive session as the Governance Committee.

     As part of its duties, the Governance Committee makes recommendations to the full Board of each Trust with respect to candidates for the Board and with respect to the compensation of Directors. The Governance Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

     o The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

     o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Trust(s) and the person's consent to be named as a Director if selected by the Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders (which will be no later than February 6, 2005, for next year's Annual Meeting). The Governance Committee believes that the minimum qualifications for serving as a Director of the Trust(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Trust(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Governance Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust(s). The Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience. The Trusts do not pay any third party a fee to assist in the process of identifying and evaluating candidates.

     The Joint Governance Committee Charter of the Trusts is available at BlackRock's web site at http://www.blackrock.com/funds/cefunds/index.html under the heading "Corporate Governance/Committee Charters."

* DO THE TRUSTS HAVE A POLICY WITH RESPECT TO THE ATTENDANCE OF DIRECTORS AT THE ANNUAL MEETING?

     It is the Trusts' policy to encourage Directors to attend the Annual Meeting. At the Annual Meeting on May 22, 2003, all of the Trusts' Directors were present.

*    HOW CAN THE TRUSTS' SHAREHOLDERS SEND COMMUNICATIONS TO THE DIRECTORS?

     Shareholders and other interested parties may contact the Boards or any member of the Boards by mail or electronically. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o Secretary of the applicable Trust or Trusts at P.O. Box 4546, New York, New York 10163. Shareholders may communicate with the Boards electronically by sending an email to closedendfundsbod@blackrock.com.

*    HOW MANY SHARES OF THE TRUSTS DO THE DIRECTORS OWN?

     The chart attached hereto as Appendix D lists the number of shares beneficially owned by the Directors and the number of share equivalents owned by the Directors pursuant to the Directors' deferred compensation plan.

*    HOW OFTEN DO THE DIRECTORS MEET?

     Eight meetings of the Boards of each of BZA, BIE, BZM, BBK, BLJ, BQH, BHV, BLE, BCL and BFY and nine meetings of the Boards of each of BYM, BCK, BAF and BSE were held during their last fiscal year between September 1, 2002 and August

31, 2003. Five meetings of the Boards of each of BNA, BHD, BCT, BHY, BKN, BKT, RAA, RNJ, RNY and BHK and six meetings of the Boards of each of RFA, BBF, BFK, BFZ, BNJ and BNY were held during their last fiscal year between November 1, 2002 and October 31, 2003. Six meetings of the Boards of each of BMN, BFC, BLN, BMT, BRM, BQT and BAT and seven meetings of the Boards of each of BPS, BRF, BSD, BJZ, BLH and BPK were held during their last fiscal year between January 1, 2003 and December 31, 2003.

     Six meetings of the Audit Committees of each of BZA, BIE, BZM, BBK, BLJ, BQH, BHV, BLE, BCL, BFY, BYM, BCK, BAF and BSE were held during their last fiscal year between September 1, 2002 and August 31, 2003. Six meetings of the Audit Committees of each of BNA, BHD, BCT, BHY, BKN, BKT, RAA, RFA, RNJ, RNY, BFK, BFZ, BBF, BNJ, BNY and BHK were held during their last fiscal year between November 1, 2002 and October 31, 2003. Seven meetings of the Audit Committees of each of BPK, BJZ, BLH, BMN, BFC, BLN, BMT, BRF, BRM, BPS, BQT, BAT and BSD were held during their last fiscal year between January 1, 2003 and December 31, 2003.

     Four meetings of the Governance Committees of each of BZA, BIE, BZM, BBK, BLJ, BQH, BHV, BLE, BCL, BFY, BYM, BCK, BAF and BSE were held during their last fiscal year between September 1, 2002 and August 31, 2003. Three meetings of the Governance Committees of each of BNA, BHD, BCT, BHY, BKN, BKT, RAA, RFA, RNJ, RNY, BFK, BFZ, BBF, BNJ, BNY and BHK were held during their last fiscal year between November 1, 2002 and October 31, 2003. Four meetings of the Governance Committees of each of BPK, BJZ, BLH, BMN, BFC, BLN, BMT, BRF, BRM, BPS, BQT, BAT and BSD were held between their last fiscal year from January 1, 2003 and December 31, 2003.

     During each Trust's last full fiscal year, each Director attended at least 75% of the aggregate of: (i) all regular meetings of the Board of each Trust (held during the period for which he has been a Director); and (ii) all meetings of all committees of the Board of each Trust on which he served (during the periods that he served).

     Annual meeting information and Directors' attendance for BLW, BPP, BKK, BFO and BDV have not been provided because such Trusts have not been in operation for a full fiscal year.

*    WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

     The following table sets forth certain information regarding the compensation of the Trusts' Directors (other than the "interested" Directors (as defined in Section 2(a)(19) of the 1940 Act) who do not receive a salary from the Trusts):

                                        TOTAL COMPENSATION
                                       FROM THE FUND COMPLEX
NAME OF DIRECTOR                       PAID TO DIRECTORS (1)
----------------------------------  ---------------------------
Andrew F. Brimmer                            $250,000(2)(3)(4)
Richard E. Cavanagh                          $210,000(2)(4)
Kent Dixon                                   $210,000(2)(4)
Frank J. Fabozzi                             $190,000(2)
James Clayburn La Force, Jr.                 $190,000(2)
Walter F. Mondale                            $190,000(2)

----------------

(1) Represents the total compensation earned by such persons during the calendar year ended December 31, 2003, from the Fund Complex.

(2) Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2003. Of this amount, Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale deferred $50,000, $50,000, $50,000, $30,000, $189,750 and $30,000, respectively, pursuant to the Fund
     Complex's deferred compensation plan (described below).

(3) Dr. Brimmer serves as "lead independent director" for each Board in the Fund Complex. For his services as lead independent director, Dr. Brimmer is compensated in the amount of $40,000 per annum by the Fund Complex allocated among the Trusts in the Fund Complex based on each Trust's relative net assets.

(4) Messrs. Brimmer, Cavanagh and Dixon serve on the Audit Committee of the Fund Complex and for their service receive an additional $20,000 per annum, allocated among the Trusts in the Fund Complex based on their relative net assets.

     During the last fiscal year, each Independent Director received an annual fee calculated as follows: (i) $6,000 from each Trust in the Fund Complex and
(ii) $1,500 for each meeting of each Board in the Fund Complex attended by such Independent Director. The total annual aggregate compensation for each Independent Director was capped at $190,000 per annum, except that

Dr. Brimmer received an additional $40,000 per annum from the Fund Complex for acting as the lead director for each Board in the Fund Complex and Messrs. Brimmer, Cavanagh and Dixon received an additional $20,000 per annum from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh and Dixon was allocated among the Trusts in the Fund Complex based on their relative net assets. In the event that the $190,000 cap was met with respect to an Independent Director, the amount of the Independent Director's fee borne by each Trust in the Fund Complex was reduced by reference to the net assets of the Trust relative to the other Trusts in the Fund Complex. In addition, the attendance fees of each Independent Director of the Trusts were reduced proportionately, based on each respective Trust's net assets, so that the aggregate per meeting fee for all meetings of the Boards of the Trusts (excluding the per annum Audit Committee fee) held on a single day did not exceed $23,750 for any Independent Director.

The following fees were accrued by the following Trusts during their last fiscal year from January 1, 2003 to December 31, 2003:

BAT       $16,100     BMN      $72,000      BJZ           $14,000
BRM       $78,400     BQT      $44,000      BPK           $34,400
BLN       $31,200     BPS      $12,400      BLH           $12,800
BFC       $28,900     BSD      $15,900      BPP(1)        $50,500
BRF       $23,100     BMT      $41,900      BKK(1)        $10,200
                                            BFO(1)        $ 3,300
----------------

(1) BPP, BKK and BFO accruals do not represent a full fiscal year.

The following fees were accrued by the following Trusts during their last fiscal year from November 1, 2002 to October 31, 2003:

BHY       $12,000     RNY      $12,000      BHK           $52,800
BCT       $14,400     BKN      $41,200      BHD           $13,200
RAA       $12,000     BNA      $57,600      BFK           $79,600
RFA       $12,000     BBF      $14,500      BNJ           $15,700
BFZ       $30,900     BNY      $26,700      BLW(2)        $20,400
RNJ       $12,000     BKT      $74,700

----------------

(2) BLW accrual does not represent a full fiscal year. BDV was not yet formed during this time period.

The following fees were accrued by the following Trusts during their last fiscal year from September 1, 2002 to August 31, 2003:

BBK       $20,400     BHV      $12,200      BYM           $43,100
BZA       $12,600     BLE      $45,500      BCK           $10,800
BIE       $12,600     BCL      $17,500      BAF           $14,200
BZM       $12,400     BLJ      $12,400      BSE           $11,000
BQH       $12,500     BFY      $12,800

     None of the Directors received any pension or retirement benefits. None of the officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Schlosstein, Kapito, Gabbay, Klingert, Kong, Gary, Shea, Tritto, Kindelan and Ms. Ackerley, officers of the Trusts, are also affiliated with the Advisor or its affiliates. They receive compensation from the Advisor or one of its affiliates, although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person's working time (other than time related to providing investment advisory services) is devoted to certain of that particular Trust's operations.

     Under the deferred compensation plan (the "Plan") approved by each Trust's Board, Independent Directors may elect to defer receipt of all or a portion of their annual compensation. As of January 1, 2003, the Board elected to require its Independent Directors to defer a portion of their annual compensation pursuant to the Plan. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain BlackRock closed-end Trusts selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such Trusts. The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts selected by the Directors in order to match its deferred compensation obligations.

     The Independent Directors have voluntarily agreed that at least $30,000 of their $190,000 base fee will be mandatorily deferred pursuant to the Plan. Also, members of the Audit Committee of the Fund Complex are required to defer all of the $20,000 per annum fee they will receive for their services on the Audit Committee pursuant to the Plan.

*    HOW LARGE A STAKE DO THE DIRECTORS HAVE IN THE TRUSTS?

     The Directors believe each Director should have a beneficial investment in the BlackRock closed-end Trusts. The Directors allocate their investments among the 49 active BlackRock closed-end Trusts based on their own investment needs. The table attached at Appendix E to this Proxy Statement sets forth the dollar range of equity securities beneficially owned and share equivalents held by each Director in all of the BlackRock closed-end Trusts represented in this Proxy statement as of February 27, 2004.

     The affirmative vote of a plurality of the shares present for each Trust at the Annual Meeting at which a quorum is present is necessary to approve Proposal 1 for each respective Trust.

     THE BOARD OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

SECOND PROPOSAL:  TO AMEND THE TRUSTS' ARTICLES SUPPLEMENTARY
---------------

*    HOW WILL THE ARTICLES SUPPLEMENTARY OF CERTAIN TRUSTS BE AMENDED?

     The Board of Directors of each of BMN, BMT, BRM, BLN, BFC, BKN, RAA, RNJ and RNY (the "Affected Trusts") are recommending that the Affected Trusts' Articles Supplementary be amended to remove a requirement that the Trusts' independent accountants confirm that the Trusts satisfy certain preferred share asset coverage tests once per quarter. If the proposal is approved, the Affected Trusts' independent accountants will be required to provide such accountants' confirmation once per year.

     Currently, the Affected Trusts' Articles Supplementary require that an accountants' confirmation be provided on each "Quarterly Valuation Date." A Quarterly Valuation Date is defined as follows:

          "'Quarterly Valuation Date' means the last Business Day of each fiscal quarter of the Corporation in each fiscal year of the Corporation... "

If the proposal is approved, the Articles Supplementary will be amended to remove all references to "Quarterly Valuation Date" and replace such references with "Annual Valuation Date." "Annual Valuation Date" will be defined as follows:

          "'Annual Valuation Date' means the last Business Day of each fiscal year of the Corporation."

*    WHY AM I BEING ASKED TO APPROVE THIS AMENDMENT?

     The Articles Supplementary for the Affected Trusts contain the quarterly confirmation requirement due to restrictions previously imposed by the rating agencies rating each Affected Trust's preferred shares. Recently, these rating agencies removed the quarterly confirmation requirement and will now permit the Affected Trusts to obtain an accountants' confirmation on an annual basis. However, removing the quarterly accountants' confirmation and replacing it with an annual confirmation requires an amendment to each Affected Trust's charter which, under Maryland law, requires shareholder approval.

     The rating agencies rating the Affected Trusts' preferred shares require each Affected Trust to maintain eligible assets with an aggregate discounted value exceeding the sum of (a) the aggregate liquidation preference of the preferred shares then outstanding and (b) certain accrued and projected payment obligations. This is referred to as asset coverage. The charter of each Affected Trust requires the asset coverage tests to be calculated every 2 weeks. Under the Affected Trusts' current charter provisions, the Affected Trusts' accountants review and confirm these asset coverage test calculations on a quarterly basis, as required by the rating agencies when the Affected Trusts were formed. If this proposal is approved by shareholders, the accountants would only be required to confirm these asset coverage test calculations annually, as the rating agencies now require. This change will not affect the rating of Preferred Shares. The Affected Trusts will continue to calculate the results of the asset coverage tests every 2 weeks. As a result, the Affected Trusts believe that the cost savings realized from the annual asset coverage tests confirmations will outweigh any reduction in protections afforded to preferred shareholders.

     At the meeting of the Board of Directors of each Affected Trust held on February 19, 2004, the Board evaluated this proposal. Based upon its review, the Board concluded that the proposal is in the best interest of the Affected Trusts and their shareholders because it will reduce costs to the Affected Trusts' common shareholders without meaningfully reducing protections to their respective preferred shareholders. Accordingly, on February 19, 2004, the Board unanimously adopted a resolution setting forth the proposed amendment, declaring it to be advisable, directing that it be submitted for consideration at the Annual Meeting and recommending that all shareholders vote for its approval.

     Accordingly, each Affected Trust's shareholders are being asked to approve this amendment with respect to the Affected Trust or Trusts in which they own shares.

     The holders of the preferred shares and the holders of the common shares are entitled to vote on Proposal 2. Approval of Proposal 2 requires the affirmative vote by the holders of a majority of the outstanding Preferred Shares and common shares when voting as a single class.

     THE BOARD OF EACH AFFECTED TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

     The cost of soliciting proxies will be borne by each Trust in the proportion to the amount of proxies solicited on behalf of a Trust bears to the total proxies solicited on behalf of all of the Trusts. In addition, certain officers, directors and employees of each of the Trusts and the Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail. Also, certain of the Trusts may employ Georgeson Shareholder Communications Inc. pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $3,500 (except for BHV, BZM, BLJ, BQH, BKK, BFO, BLW, BPP and BDV, which will be approximately $2,500), per Trust.

     Abstentions will be counted as shares present at the Annual Meeting and will not affect the result of the vote on Proposal 1. Abstentions on Proposal 2 will have the same effect as a negative vote because approval of this proposal requires the affirmative vote by the holders of a majority of the outstanding preferred shares and common shares when voting as a single class.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust by delivering a subsequently dated proxy or by attending and voting at the Annual Meeting.

     The Board of each Trust has fixed the close of business on February 27, 2004 as the record date for the determination of shareholders of each Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

            In addition to Messrs. Schlosstein and Kapito, all the following executive officers, except Messrs. Gary and Klingert, hold the same position with each of the Trusts. With respect to Mr. Klingert, he is an officer of BRM, BLN, BFC, BRF, BKN, BMN, RAA, RFA, RNJ, RNY, BPS, BSD, BMT, BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BBK, BZA, BIE, BZM, BLJ, BQH, BHV, BLE, BCL, BFY, BYM, BCK, BAF, BSE, BKK and BFO only. With respect to Mr. Gary, he is an officer of BHY, BHK, BHD and BNA only.


                                                                                  OTHER PRINCIPAL OCCUPATIONS
     NAME AND AGE                         TITLE                                         IN PAST 5 YEARS
--------------------------      --------------------------                  -----------------------------------------
Anne Ackerley                       Vice President                          Managing Director of BlackRock, Inc. since 2000.
Age:  42                                                                    Formerly First Vice President and Chief Operating
                                                                            Officer, Mergers and Acquisitions Group at Merrill Lynch
                                                                            & Co. from 1997 to 2000; First Vice President and Chief
                                                                            Operating Officer, Public Finance Group at Merrill Lynch
                                                                            & Co. from 1995 to 1997; First Vice President, Emerging
                                                                            Markets Fixed Income Research at Merrill Lynch & Co.
                                                                            prior thereto.

Henry Gabbay                        Treasurer                               Managing Director of BlackRock, Inc. and
Age: 56                                                                     its predecessor entities.



                                                                                  OTHER PRINCIPAL OCCUPATIONS
     NAME AND AGE                         TITLE                                         IN PAST 5 YEARS
--------------------------      --------------------------                  -----------------------------------------

Jeff Gary                           Vice President                          Managing Director of BlackRock, Inc. since 2003.
Age: 41                                                                     Formerly, Managing Director and high yield  portfolio
                                                                            manager with AIG (American General) Investment Group.

                                                                            Director and Senior Counsel (since January 2001), and

Brian P. Kindelan                   Assistant Secretary                     Vice President and Senior Counsel (1998-2000),
Age: 44                                                                     BlackRock, Inc.; Senior Counsel, PNC Bank Corp. from May
                                                                            1995 to April 1998; Associate, Stradley, Ronon, Stevens
                                                                            & Young, LLP from March 1990 to May 1995.

Kevin Klingert                      Vice President                          Managing Director of BlackRock, Inc. and
Age: 41                                                                     its predecessor entities.

James Kong                          Assistant Treasurer                     Managing Director of BlackRock, Inc. and
Age: 43                                                                     its predecessor entities.

Richard Shea, Esq.                  Vice President/Tax                      Managing Director of BlackRock, Inc. since 2000; Chief
Age: 44                                                                     Operating Officer and Chief Financial Officer of
                                                                            Anthracite Capital, Inc. since 1998.  Formerly, Director
                                                                            of BlackRock, Inc. and its predecessor entities.


Vincent B. Tritto                   Secretary                               Director and Assistant Secretary of BlackRock, Inc.
Age: 42                                                                     since 2002. Formerly, Executive Director (2000-2002) and
                                                                            Vice President (1998-2000), Morgan Stanley & Co.
                                                                            Incorporated and Morgan Stanley Asset Management Inc.
                                                                            and officer of various Morgan Stanley-sponsored
                                                                            investment vehicles; Counsel (1998) and associate
                                                                            (1988-1997), Rogers & Wells LLP, New York, NY; Foreign
                                                                            Associate (1992-1994), Asahi Law Offices/Masuda & Ejiri,
                                                                            Tokyo, Japan.


INVESTMENT ADVISOR

     The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States, with approximately $309 billion of assets under management as of December 31, 2003. BlackRock manages assets on behalf of institutions and individual investors worldwide, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BlackRock Funds and BlackRock Liquidity Funds. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions(R) name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: "PNC"), one of the largest diversified financial services organizations in the United States, and is majority owned by PNC and by BlackRock employees. The Advisor also acts as the administrator of the Trusts.

            The executive officers of the Advisor are:

NAME                              POSITION
----                              --------
Laurence D. Fink                  Chief Executive Officer
Ralph L. Schlosstein              President
Robert S. Kapito                  Vice Chairman
Robert P. Connolly                General Counsel and Secretary

Mr. Schlosstein is a Director of the Trusts and Mr. Kapito is an officer and Director of the Trusts.

     BlackRock Financial Management, Inc., an affiliate of the Advisor and a wholly owned subsidiary of BlackRock, currently serves as Sub-Advisor to BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BHK, BHD, BYM, BCK, BAF, BSE, BLE, BFY, BCL, BZA, BBK, BIE, BLJ, BQH, BZM, BHV, BPP, BLW, BKK, BFO and BDV.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP ("D&T") has been selected as the independent auditor by the Audit Committee of each Trust and ratified by a majority of each Trust's Board, including a majority of the Independent Directors by vote cast in person, to audit the accounts of each Trust for and during each Trust's fiscal year ending in 2004. None of the Trusts knows of any direct or indirect financial interest of D&T in the Trusts.

     Representatives of D&T will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT FEES

     The aggregate fees billed to each Trust by D&T for professional services rendered for the audit of each Trust's annual financial statements for the most recent fiscal year (or period) were in the following amounts:

BKN        $34,000        BLN        $24,700        BZM           $30,100
BRM        $36,000        BCT        $18,100        BLJ           $30,100
BFC        $24,600        BHY        $23,500        BQH           $30,300
BKT        $61,300        BAT        $27,700        BHV           $12,300
BQT        $55,300        RAA        $ 9,100        BLE           $34,100
BMN        $45,400        RNJ        $ 9,100        BCL           $31,200
RFA        $ 9,100        BMT        $35,800        BFY           $30,600
RNY        $ 9,100        BSD        $26,900        BYM           $39,700
BPS        $13,200        BBF        $30,300        BCK           $35,600
BNA        $79,100        BFZ        $31,100        BAF           $36,300
BFK        $34,000        BNY        $30,900        BSE           $35,800
BNJ        $30,400        BPK        $31,700        BPP(1)        $32,800
BJZ        $30,500        BHK        $38,000        BLW(1)        $37,300
BLH        $30,200        BBK        $31,800        BKK(1)        $31,400
BHD        $30,400        BZA        $30,400        BFO(1)        $29,700
BRF        $24,300        BIE        $30,400        BDV(1)        $     0

----------------

(1) BPP, BLW, BKK, BFO and BDV have not completed a full fiscal year. However, BPP, BLW, BKK and BFO have nonetheless paid to D&T fees for professional services rendered for the audit of their annual financial statements.

     The aggregate fees billed to each Trust(1) by D&T for professional services rendered for the audit of each Trust's annual financial statements for the fiscal year preceding the most recent one were in the following amounts:

BKN        $29,300        BLN        $22,000        BZM           $29,500
BRM        $34,100        BCT        $15,000        BLJ           $29,600
BFC        $21,800        BHY        $19,200        BQH           $29,700
BKT        $53,200        BAT        $23,500        BHV           $13,900
BQT        $48,300        RAA        $ 7,500        BLE           $34,500
BMN        $41,900        RNJ        $ 7,500        BCL           $30,900
RFA        $ 7,500        BMT        $31,900        BFY           $30,200
RNY        $ 7,600        BSD        $22,800
BPS        $10,900        BBF        $30,300
BNA        $74,000        BFZ        $31,800
BFK        $36,800        BNY        $31,400
BNJ        $30,400        BPK        $27,900
BJZ        $25,600        BHK        $38,000
BLH        $24,900        BBK        $31,600
BHD        $30,200        BZA        $29,900
BRF        $21,100        BIE        $29,900

(1) BYM, BCK, BAF, BSE, BLW, BPP, BKK, BFO and BDV are not included in the above chart because such Trusts either had not completed their initial fiscal year (or period) or had not been formed in the fiscal year preceding the most recent one.

Audit-Related Fees

            The aggregate fees billed in the most recent fiscal year (or period) to each Trust by D&T for assurance and related services reasonably related to the performance of the audit of each Trust's annual financial statements were as listed below. The nature of these services was attest services not required by statute or regulation, overhead and out-of-pocket expenses. The fees for each Trust were in the following amounts:

BKN        $ 8,000        BLN        $ 8,000        BZM           $ 5,900
BRM        $ 8,000        BCT        $     0        BLJ           $ 5,900
BFC        $ 8,000        BHY        $ 4,600        BQH           $ 6,000
BKT        $     0        BAT        $     0        BHV           $ 5,900
BQT        $     0        RAA        $     0        BLE           $10,500
BMN        $ 8,000        RNJ        $     0        BCL           $ 9,300
RFA        $     0        BMT        $ 8,000        BFY           $ 9,100
RNY        $     0        BSD        $ 4,000        BYM           $10,800
BPS        $ 4,000        BBF        $ 6,000        BCK           $ 9,100
BNA        $     0        BFZ        $ 6,300        BAF           $ 9,400
BFK        $ 7,300        BNY        $ 6,200        BSE           $ 9,200
BNJ        $ 6,000        BPK        $ 4,000        BPP(1)        $ 3,000
BJZ        $ 4,000        BHK        $     0        BLW(1)        $     0
BLH        $ 4,000        BBK        $ 6,600        BKK(1)        $ 3,000
BHD        $     0        BZA        $ 6,000        BFO(1)        $ 3,000
BRF        $ 4,000        BIE        $ 6,000        BDV(1)        $     0

----------------

(1) BPP, BLW, BKK, BFO and BDV have not completed a full fiscal year. However, BPP, BKK and BFO have nonetheless paid to D&T fees for assurance and related services reasonably related to the performance of the audit of their annual financial statements.

     The aggregate fees billed in the fiscal year preceding the most recent to each Trust(1) by D&T for assurance and related services reasonably related to the performance of the audit of each Trust's annual financial statements were in the amounts listed below. The nature of these services was attest services not required by statute or regulation, overhead and out-of-pocket expenses. The fees for each Trust were in the following amounts:

BKN        $10,000        BLN        $ 8,000        BZM           $ 7,000
BRM        $ 8,000        BCT        $     0        BLJ           $ 7,000
BFC        $ 8,000        BHY        $ 4,500        BQH           $ 7,000
BKT        $     0        BAT        $     0        BHV           $ 7,000
BQT        $     0        RAA        $     0        BLE           $     0
BMN        $ 8,000        RNJ        $     0        BCL           $     0
RFA        $     0        BMT        $ 8,000        BFY           $     0
RNY        $     0        BSD        $ 8,000
BPS        $ 8,000        BBF        $11,000
BNA        $     0        BFZ        $11,000
BFK        $11,000        BNY        $11,000
BNJ        $11,000        BPK        $ 8,000
BJZ        $ 8,000        BHK        $     0
BLH        $ 8,000        BBK        $ 7,000
BHD        $     0        BZA        $ 7,000
BRF        $ 8,000        BIE        $ 7,000

(1) BYM, BCK, BAF, BSE, BLW, BPP, BKK, BFO and BDV are not included in the above chart because such Trusts either had not completed their initial fiscal year (or period) or had not yet been formed in the fiscal year preceding the most recent one.

TAX FEES

     The aggregate fees billed in the most recent fiscal year (or period) to each Trust by D&T for professional services rendered for tax compliance, tax advice, and tax planning were as listed below. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning, determination of taxable income for CMO's, and miscellaneous tax advice. The fees for each Trust were in the following amounts:

BKN        $ 1,400        BLN        $ 9,200        BZM           $ 8,400
BRM        $ 9,200        BCT        $26,600        BLJ           $ 8,400
BFC        $ 9,200        BHY        $ 1,400        BQH           $ 8,400
BKT        $31,500        BAT        $14,200        BHV           $ 8,400
BQT        $18,000        RAA        $ 1,400        BLE           $ 2,400
BMN        $ 3,200        RNJ        $ 1,400        BCL           $ 2,400
RFA        $ 1,400        BMT        $ 9,200        BFY           $ 2,400
RNY        $ 2,400        BSD        $10,800        BYM           $     0
BPS        $10,800        BBF        $ 7,700        BCK           $     0
BNA        $16,600        BFZ        $ 7,700        BAF           $     0
BFK        $ 7,700        BNY        $10,700        BSE           $     0
BNJ        $ 7,700        BPK        $10,200        BPP(1)        $25,000
BJZ        $10,200        BHK        $10,400        BLW(1)        $     0
BLH        $10,200        BBK        $ 8,400        BKK(1)        $ 1,500
BHD        $ 8,400        BZA        $ 8,400        BFO(1)        $ 1,500
BRF        $ 9,200        BIE        $ 7,400        BDV(1)        $     0

----------------

(1) BPP, BLW, BKK, BFO and BDV have not completed their initial fiscal year. However, BPP, BKK and BFO have nonetheless paid to D&T fees for professional services rendered for tax compliance, tax advice, and tax planning.

     The aggregate fees billed in the fiscal year preceding the most recent one to each Trust(1) by D&T for tax compliance, tax advice, and tax planning were as listed below. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning, determination of taxable income for CMO's, and miscellaneous tax advice. The fees for each Trust were in the following amounts:

BKN        $ 6,100        BLN        $ 6,100        BZM           $     0
BRM        $ 6,900        BCT        $33,700        BLJ           $     0
BFC        $ 6,900        BHY        $ 1,400        BQH           $     0
BKT        $50,200        BAT        $21,900        BHV           $     0
BQT        $33,400        RAA        $     0        BLE           $     0
BMN        $ 1,400        RNJ        $     0        BCL           $     0
RFA        $     0        BMT        $ 7,900        BFY           $     0
RNY        $     0        BSD        $ 8,200
BPS        $ 8,200        BBF        $ 6,500
BNA        $38,800        BFZ        $ 7,900
BFK        $ 6,500        BNY        $ 8,500
BNJ        $ 6,500        BPK        $ 7,500
BJZ        $ 7,500        BHK        $ 6,000
BLH        $ 7,500        BBK        $     0
BHD        $     0        BZA        $     0
BRF        $ 6,100        BIE        $     0

(1) BYM, BCK, BAF, BSE, BLW, BPP, BKK, BFO and BDV are not included in the above chart because such Trusts either had not completed their initial fiscal year (or period) or had not yet been formed in the fiscal year preceding the most recent one.

ALL OTHER FEES

            No Trust paid D&T for services other than those described above during the most recent fiscal year (or period) or the fiscal year preceding the most recent one.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed in the most recent fiscal year (or period) by D&T for services rendered to the Trusts were in the following amounts:

BKN        $ 9,400        BLN        $17,200        BZM           $14,300
BRM        $17,200        BCT        $26,600        BLJ           $14,300
BFC        $17,200        BHY        $ 6,000        BQH           $14,400
BKT        $31,500        BAT        $14,200        BHV           $14,300
BQT        $18,000        RAA        $ 1,400        BLE           $12,900
BMN        $11,200        RNJ        $ 1,400        BCL           $11,700
RFA        $ 1,400        BMT        $17,200        BFY           $11,500
RNY        $ 2,400        BSD        $14,800        BYM           $10,800
BPS        $14,800        BBF        $13,700        BCK           $ 9,100
BNA        $16,600        BFZ        $14,000        BAF           $ 9,400
BFK        $15,000        BNY        $16,900        BSE           $ 9,200
BNJ        $13,700        BPK        $14,200        BPP(1)        $28,000
BJZ        $14,200        BHK        $10,400        BLW(1)        $     0
BLH        $14,200        BBK        $15,000        BKK(1)        $ 4,500
BHD        $ 8,400        BZA        $14,400        BFO(1)        $ 4,500
BRF        $13,200        BIE        $13,400        BDV(1)        $     0

----------------

(1) BPP, BLW, BKK, BFO and BDV have not completed their initial fiscal year.

     The aggregate non-audit fees billed in the fiscal year preceding the most recent one by D&T for services rendered to the Trusts(1) were in the following amounts:

BKN        $16,100        BLN        $14,100        BZM           $ 7,000
BRM        $14,900        BCT        $33,700        BLJ           $ 7,000
BFC        $14,900        BHY        $ 5,900        BQH           $ 7,000
BKT        $50,200        BAT        $21,900        BHV           $ 7,000
BQT        $33,400        RAA        $     0        BLE           $     0
BMN        $ 9,400        RNJ        $     0        BCL           $     0
RFA        $     0        BMT        $15,900        BFY           $     0
RNY        $     0        BSD        $16,200
BPS        $16,200        BBF        $17,500
BNA        $38,800        BFZ        $18,900
BFK        $17,500        BNY        $19,500
BNJ        $17,500        BPK        $15,500
BJZ        $15,500        BHK        $ 6,000
BLH        $15,500        BBK        $ 7,000
BHD        $     0        BZA        $ 7,000
BRF        $14,100        BIE        $ 7,000

----------------

 (1) BYM, BCK, BAF, BSE, BLW, BPP, BKK, BFO and BDV are not included in the above chart because such Trusts either had not completed their initial fiscal year (or period) or had not yet been formed in the fiscal year preceding the most recent one.

     In addition, the aggregate non-audit fees billed by D&T for services rendered to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trusts were $0 for the most recent fiscal year of the Trusts and $0 for the fiscal year preceding the most recent one of the Trusts.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

            On May 22, 2003, the Audit Committee of each Trust adopted Pre-Approval Policies and Procedures. Since the adoption of such policies and procedures, the Audit Committee of each Trust has pre-approved all audit and non-audit services provided by D&T for the Trusts, and all non-audit services provided by D&T for the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trusts, which are related to the operations of the Trusts.

     The Advisor and affiliates of the Advisor performing services for one or more Trusts paid no fees to D&T in any Trust's most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

PRINCIPAL EXECUTIVE OFFICES

     The principal executive office of each Trust is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

PRINCIPAL SHAREHOLDERS

     As of February 27, 2004, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except as set forth in the following table:

                                               AMOUNT OF
          NAME & ADDRESS OF                    BENEFICIAL
TRUST     BENEFICIAL OWNER                     OWNERSHIP       PERCENT OF CLASS
-----     ----------------                     -----------     ----------------
 BRM    Karpus Management, Inc.                 2,504,548            9.2%
        14 Tobey Village Office Park
        Pittsford, New York 14534

 BNA    Wachovia Corporation                    7,217,003           21.0%
        One Wachovia Center
        Charlotte, North Carolina 28288-0137

 BCT    Karpus Management, Inc.                   149,225            5.1%
        14 Tobey Village Office Park
        Pittsford, New York 14534

 BAT    Karpus Management, Inc.                 1,244,815           13.1%
        14 Tobey Village Office Park
        Pittsford, New York 14534

 BAT    SIT Investment Associates, Inc.           948,800           10.0%
        4600 Norwest Center
        90 South Seventh Street
        Minneapolis, MN 55402

 RAA    M.H. Whittier Corporation, James E.       242,400           24.1%
        Greene, Arlo G. Sorensen, Michael J.
        Casey & Whittier Trust Company,
        1600 Huntington Drive, South
        Pasadena, California 91030

 BLN    Karpus Management, Inc.                 1,556,730           13.8%
        14 Tobey Village Office Park
        Pittsford, New York 14534

With respect to the above chart, all shares are common shares.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     EACH TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH TRUST'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO BLACKROCK ADVISORS, INC., 100 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809 (TELEPHONE NUMBER (800) 227-7BFM (7236)).

     Monthly performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds/index.html. This reference to BlackRock's website is intended to allow investors to access information regarding the Trusts and does not, and is not intended to, incorporate BlackRock's website into this Proxy Statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Trust's officers and Directors, officers and directors of the Trusts' investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than 10% of the Trusts' shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange or the American Stock Exchange (as applicable) and each of the Trusts. Based upon each Trust's review of the copies of such forms effecting the Section 16 filings received by it, each Trust believes that for its fiscal year ended in 2003, all filings applicable to such persons were completed and filed, except that, due to an administrative oversight, Form 3s with respect to BDV for the Trust's two portfolio managers were filed late in January of 2004.

PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about the shareholders to employees of the Advisor with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Trusts' proxy statement in connection with the Trusts' 2005 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by a Trust at such Trust's principal executive offices by December 16, 2004. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by a Trust at the Trust's principal executive offices not later than February 28, 2005.

OTHER MATTERS

     The management of the Trusts knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                                Very truly yours,


                                                RALPH L. SCHLOSSTEIN
                                                Chairman

                                                ROBERT S. KAPITO
                                                President

April 21, 2004

                                                                      APPENDIX A

A list of the Trusts setting forth each Trust's full name and trading symbol is set forth below:

NAME                                                                     TRADING
----                                                                     SYMBOL
                                                                         -------

THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.                    BKN
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.                     BRM
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.          BFC
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST                  BRF
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.            BLN
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.                BCT
THE BLACKROCK INCOME TRUST INC.                                          BKT
THE BLACKROCK HIGH YIELD TRUST                                           BHY
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.                         BQT
THE BLACKROCK ADVANTAGE TERM TRUST INC.                                  BAT
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.                           BMN
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.         RAA
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST                 RFA
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC          RNJ
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.           RNY
THE BLACKROCK INCOME OPPORTUNITY TRUST INC.                              BNA
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.                          BMT
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST                     BPS
THE BLACKROCK STRATEGIC MUNICIPAL TRUST                                  BSD
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST                                 BBF
BLACKROCK MUNICIPAL INCOME TRUST                                         BFK
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST                              BFZ
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST                              BNJ
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST                                BNY
BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST                           BJZ
BLACKROCK MUNICIPAL 2018 TERM TRUST                                      BPK
BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST                             BLH
BLACKROCK CORE BOND TRUST                                                BHK
BLACKROCK STRATEGIC BOND TRUST                                           BHD
BLACKROCK MUNICIPAL BOND TRUST                                           BBK
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST                                BZA
BLACKROCK FLORIDA MUNICIPAL BOND TRUST                                   BIE
BLACKROCK MARYLAND MUNICIPAL BOND TRUST                                  BZM
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST                                BLJ
BLACKROCK NEW YORK MUNICIPAL BOND TRUST                                  BQH
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST                                  BHV
BLACKROCK MUNICIPAL INCOME TRUST II                                      BLE
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II                           BCL
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II                             BFY
BLACKROCK INSURED MUNICIPAL INCOME TRUST                                 BYM
BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST                      BCK
BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST                         BAF
BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST                        BSE
BLACKROCK PREFERRED OPPORTUNITY TRUST                                    BPP
BLACKROCK LIMITED DURATION INCOME TRUST                                  BLW
BLACKROCK MUNICIPAL 2020 TERM TRUST                                      BKK
BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST                              BFO
BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST                                   BDV

                                                                      APPENDIX B

                               OUTSTANDING SHARES

The following table sets forth the number of outstanding shares for each Trust at the close of business on February 27, 2004:

                           OUTSTANDING SHARES OF          OUTSTANDING SHARES OF
TRUST                          COMMON STOCK                  PREFERRED STOCK
-----                      ---------------------          ----------------------
BKN                            16,707,093                         5,862
BRM                            27,207,093                        10,840
BFC                            10,407,093                         4,182
BRF                             8,707,093                         3,366
BLN                            11,257,093                         4,382
BCT                             2,957,093                          --
BKT                            63,480,331                          --
BHY                             6,388,428                          --
BQT                            36,810,639                          --
BAT                             9,510,667                          --
BMN                            45,410,639                        11,964
RAA                             1,007,093                           300
RFA                             1,127,093                           340
RNJ                             1,007,093                           300
RNY                             1,307,093                           392
BNA                            34,449,693                          --
BMT                            25,885,639                         6,816
BPS                             2,015,492                           700
BSD                             7,242,261                         2,480
BBF                             6,646,343                         2,302
BFK                            43,571,065                        15,005
BFZ                            14,985,501                         5,278
BNJ                             7,414,793                         2,552
BNY                            12,521,494                         4,390
BJZ                             6,433,028                         2,221
BPK                            15,908,028                         5,504
BLH                             3,633,028                         1,256
BHK                            27,018,774                          --
BHD                             7,041,375                          --
BBK                            10,123,055                         3,620
BZA                             3,351,150                         1,199
BIE                             3,309,483                         1,191
BZM                             2,014,422                           720
BLJ                             2,269,366                           809
BQH                             2,700,991                           968
BHV                             1,519,917                           541
BLE                            22,781,072                         8,222
BCL                             7,981,621                         2,878
BFY                             4,935,268                         1,786
BYM                            26,149,334                         9,159
BCK                             5,267,067                         1,860
BAF                             8,718,824                         3,040
BSE                             6,436,539                         2,240
BPP                            18,305,777                         8,832
BLW                            36,706,021                          --
BKK                            20,236,628                         7,104
BFO                             5,562,128                         1,956
BDV                            54,008,028                          --

For each Trust in the above table, the class or classes of shares listed above are the only authorized class or classes of shares

                                                                      APPENDIX C

                          JOINT AUDIT COMMITTEE CHARTER
                                       OF
                         THE BLACKROCK CLOSED-END FUNDS

                     AS APPROVED BY THE GOVERNANCE COMMITTEE
                                 FEBRUARY 2004(2)

--------------------------------------------------------------------------------

                       I. PURPOSE OF THE AUDIT COMMITTEE

     The purpose of the Audit Committee (the "Audit Committee") of the Board of Trustees/Directors (the "Board") of each BlackRock Closed-End Fund and BlackRock Bond Allocation Target Shares (each a "Trust")3 is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust, including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Trust's financial statements, (ii) the Trust's compliance with legal and regulatory requirements, and (iii) the qualifications and independence of the Trust's independent auditor (the "Independent Auditor"), and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Trust's annual proxy statement, if any.

                     II. COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of three or more trustees/directors as determined from time to time by resolution of the Trust's Governance Committee. Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes - Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act and by the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), as applicable. Each member of the Audit Committee shall be "independent" as defined by the rules promulgated by the SEC pursuant to the Act and the NYSE or AMEX listing standards depending on the securities exchange on which the respective Trust's common shares are listed for trading. If a Trust's common shares are not listed for trading on a securities exchange, the members of that Trust's Audit Committee shall be "independent" as defined by the NYSE listing standards.

     According to the rules and regulations promulgated by the SEC pursuant to the Act and by the NYSE, a member is independent if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust, other than receipt of pension or other forms of deferred compensation from the Trust for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an "interested person" of the Trust (an "Independent Trustee") as defined in
Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").

     According to the AMEX listing standards, a member is independent if he or she is not an officer or employee of the Trust or a person having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and (a) is not employed by the Trust or BlackRock during the current year or any of the



---------------------------
(2) This Joint Audit Committee Charter, if adopted, supercedes and replaces all prior versions that may have been adopted from time to time.

(3) Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Trust, a single Audit Committee, a single Governance Committee and a single Board. The terms "Audit Committee," "Governance Committee," "Independent Trustees" and "Board" mean the Audit Committee, the Governance Committee, Independent Trustees and the Board of each Trust, respectively, unless the context otherwise requires. The Audit Committee, the Governance Committee and the Board of each Trust, however, shall act separately and in the best interests of its respective Trust.

past three years, (b) did not receive compensation from the Trust or BlackRock in excess of $60,000 during the previous year, other than as compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation, (c) does not have an immediate family member who is, or has been in any of the past three years, employed by the Trust or BlackRock, (d) is not a partner in, or controlling shareholder or executive officer of, any for-profit business organization which received payments from or made payments to the Trust in excess of the greater of 5% of such organization's gross revenue or $200,000 in any of the past three years, and (e) is not employed as an executive of another entity for which any of the Trust's or BlackRock's executives serve on that entity's compensation committee.

     No member of the Board may serve as a member of the Audit Committee if the member serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee.

     Each member of the Audit Committee must be "financially literate" (as such term is defined from time-to-time by the NYSE/AMEX rules) as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have "accounting or related financial management expertise" (as such term is defined by the NYSE rules) as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an "audit committee financial expert" (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an "audit committee financial expert," such fact must be disclosed in the Trust's annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard.

     The chairperson of the Audit Committee shall be designated by the Trust's Governance Committee, PROVIDED THAT if the Governance Committee does not designate a chairperson, the members of the Audit Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the members of the Governance Committee at the next meeting of the Governance Committee following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Governance Committee.

                      III. MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust (or other charter document of the Trust), the By-Laws of the Trust and this Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall meet separately on a periodic basis with (a) the chief financial officer of the Trust, (b) management of BlackRock responsible for assisting with the preparation of the Trust's financial statements and (c) the Independent Auditor, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately. The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust, the By-Laws of the Trust and this Audit Committee Charter.

     A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum, PROVIDED THAT, once annually, at the meeting for selecting the Independent Auditor, a majority of the members of the Audit Committee present in person shall constitute a quorum. The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by the preceding sentence or required by applicable law.

     For the sake of increased efficiency and for the dissemination of knowledge throughout the closed-end fund complex, each Audit Committee may meet jointly with any other Audit Committee in the closed-end fund complex.

     The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Trust.

                                 IV. AUTHORITY

     The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from experts.

             V. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     In carrying out its duties and responsibilities, the Audit Committee's policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

(a)            Oversight of the Auditor's Engagement/Independence

          (i) Approve the selection and retention (subject to ratification by a majority of the Independent Trustees), termination and compensation of the Independent Auditor to audit the books and accounts of the Trust and its subsidiaries, if any, for each fiscal year;

          (ii) Review and, in its sole discretion, approve in advance the Independent Auditor's annual engagement letter, including the proposed fees contained therein;

          (iii) Pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services to be provided by the Independent Auditor (1) to BAI or
(2) to any entity controlling, controlled by or under common control with BAI that provides ongoing services to the Trust; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Trust (clauses (A) and (B), collectively, the "Covered Services" and the entities referred to in clause (B), collectively, the "Covered Entities"); provided that pre-approval by the Audit Committee of Covered Services may be effected pursuant to the procedures described below in Section VI captioned "PRE-APPROVAL PROCEDURES"; provided that this Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE or Amex listing standards;

          (iv) Obtain at least annually from the Independent Auditor and review a report describing:

               (A) the Independent Auditor's internal quality-control procedures; and

               (B) any material issues raised by the most recent internal quality-control review of the Independent Auditor, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

          (v) Obtain quarterly "notice reports" for the Trust (and, if the quarterly communication is not within 90 days prior to the filing of an audit report with the SEC for the Trust, provide an update with any changes to the previously reported information) from the Independent Auditor and review a report notifying the Audit Committee of all audit and non-audit services that were not pre-approved by the Trust's Audit Committee provided (A) to BAI, (B) to any entity controlling, controlled by or under common control with BAI, and (C) to any registered or unregistered investment company advised by an investment advisor included in subsection (A) or (B) of this paragraph. In the interval between scheduled meetings of the Audit Committee, the Independent Auditor shall provide such "notice reports" or updates to the Chairman of the Audit Committee. Such disclosure shall include the fees associated with any services described in this paragraph;

          (vi) Review at least annually the qualifications, performance and independence of the Independent Auditor, including the performance of the lead partner of the Independent Auditor, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditor when circumstances warrant;

          (vii) Oversee the independence of the Independent Auditor by, among other things:

               (A) actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the auditor's independence;

               (B) monitoring compliance by the Independent Auditor with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

               (C) monitoring compliance by the Trust, BlackRock and the Independent Auditor with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

               (D) considering whether there should be a regular rotation of the Independent Auditor; and

          (viii) Instruct the Independent Auditor that it is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the appointment (subject to ratification by the Independent Trustees), retention, compensation, evaluation and termination of the Independent Auditor.

(b)             Oversight of the Audit

          (i) Review the annual audit plan of the Independent Auditor, including the scope of audit activities, monitor such plan's progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Trust, including any comments or recommendations of the Independent Auditor;

          (ii) Obtain at least annually for the Trust from the Independent Auditor and review a report describing:

               (A) all critical accounting policies and practices used;

               (B) all alternative treatments within United States Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Trust, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditor; and

               (C) other material written communications between the Independent Auditor and management of the Trust, such as any management letter or schedule of unadjusted differences;

          (iii) Review with the chief financial officer of the Trust and management of BlackRock responsible for assisting with the preparation of the Trust's financial statements and the Independent Auditor, the following:

               (A) the Trust's annual audited financial statements and interim financial statements, and any major issues related thereto;

               (B) critical accounting policies and such other accounting policies of the Trust as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Trust's financial statements; and

               (C) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Trust;

          (iv) Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

               (A) any accounting adjustments that were noted or proposed by the Independent Auditor but were rejected by management (as immaterial or otherwise);

               (B) any communications between the audit team and the Independent Auditor's national office respecting auditing or accounting issues presented by the engagement; and

               (C) any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditor to the Trust;

          (v) Attempt to resolve all disagreements between the Independent Auditor and management regarding financial reporting; and

          (vi) Review information obtained from the Independent Auditor pursuant to Section 10A of the Securities Exchange Act of 1934.

(c)            Oversight of Controls and Procedures

          (i) Review periodically a report from the Trust's chief executive officer, chief financial officer and Independent Auditor, at least annually, regarding the following:

               (A) all significant deficiencies in the design or operation of internal controls of the Trust, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Trust (the "Related Entities"), or, to the knowledge of such persons, other service providers, which could adversely affect the Trust's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

               (B) any fraud, whether or not material, that involves management or other employees of the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust who have a significant role in the Trust's internal controls; and

               (C) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust.

(d)            Compliance

          (i) Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditor, the Trust's management, including the chief financial officer, management of BlackRock and management of those service providers of the Trust deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate;

          (ii) Establish procedures for (A) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services, including the custodian and transfer agent, or other persons of concern regarding questionable accounting or auditing matters; and

          (iii) Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Trust.

(e)            Miscellaneous

          (i) Prepare an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Joint Audit Committee Charter, and set forth the goals and objectives of the Audit Committee for the upcoming year. The evaluation will include a review and assessment of the adequacy of this Audit Committee Joint Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

          (ii) Report regularly to the Board on its activities, as appropriate; and

          (iii) Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee, the Governance Committee or the Board deems necessary or appropriate.

                          VI. PRE-APPROVAL PROCEDURES

     The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve Covered Services between regularly scheduled meetings of the Audit Committee. The Audit Committee shall review and approve its pre-approval procedures at least annually.

                                 VII. REPORTING

     The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Trust's financial statements, the Trust's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors. In particular, the Audit Committee will also report to the Board its conclusions with respect to matters the Audit Committee considers to be of interest or the Governance Committee or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

     The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Trust's annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Trust; (b) discussed with the Independent Auditor the matters required to be discussed by the Statements on Auditing Standards No. 61, as amended; (c) received the written disclosures and the letter from the Independent Auditor required by ISB Standard No. 1 and have discussed with the Independent Auditor the auditor's independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Trust's annual report for the past fiscal year, as filed with the SEC.

                                VIII. RESOURCES

     The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                     IX. LIMITS ON ROLE OF AUDIT COMMITTEE

     While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

  o planning or conducting the audit or for determining whether the Trust's financial statements are complete and accurate and are in accordance with Generally Accepted Accounting Principles;

  o determining whether the Form N-CSR filed by the Trust with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

  o determining whether the Trust's financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Trust as of, and for, the periods presented in the Form N-CSR; or

  o establishing, designing or maintaining disclosure controls and procedures for the Trust.

     In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust or BlackRock. The Audit Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Trust, BlackRock and service providers to the Trust from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and
(c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust.

                                                                      APPENDIX D

                            DIRECTORS' SHARE HOLDINGS

            The following chart lists the number of shares beneficially owned and the number of share equivalents owned by the Directors pursuant to the Directors' deferred compensation plan as of February 27, 2004. If a Trust is not listed, the Director does not own any shares or share equivalents of the Trust.


                                                         TRUST             SHARE
                                                         SHARES            EQUIVA-               % OF SHARES
      DIRECTOR                   TRUST                   OWNED             LENTS(1)              OUTSTANDING
-----------------------       ----------                ---------         ---------             --------------
INTERESTED DIRECTORS:

Ralph L. Schlosstein              BKT                    6,000               ----                    (2)
                                  BAT                     100                ----
                                  BMN                     100                ----
                                  BMT                     100                ----
                                  BRM                     100                ----
                                  BKN                     100                ----
                                  BCT                     100                ----
                                  BQT                     100                ----
                                  BSD                     100                ----
                                  BHY                    1,000               ----
                                  BNA                    1,500               ----
                                  BFK                     100                ----
                                  BPK                     100                ----
                                  BHK                     100                ----
                                  RNJ                     100                ----
                                  BLN                     100                ----
                                  BNY                     100                ----
                                  BLH                     100                ----
                                  BHD                     100                ----
                                  BBK                     100                ----
                                  BLE                     100                ----
                                  BYM                     100                ----
                                  BQH                     100                ----
                                  BFY                     100                ----
                                  BSE                     100                ----
                                  BPP                     100                ----
                                  BLW                     100                ----
                                  BKK                     100                ----
                                  BDV                     100                ----

Robert S. Kapito                  BKT                    1,880               ----                    (2)
                                  BAT                     10                 ----
                                  BMN                     10                 ----
                                  BMT                     10                 ----
                                  BRM                     10                 ----
                                  BKN                     10                 ----
                                  BCT                     10                 ----
                                  BQT                     10                 ----
                                  BSD                     10                 ----
                                  BHY                     10                 ----
                                  BNA                     10                 ----
                                  BFK                   10,010               ----
                                  BPK                     10                 ----
                                  BHK                     10                 ----
                                  RNJ                    1,000               ----
                                  BNJ                   45,000               ----
                                  BHD                    1,000               ----
                                  BBK                    1,000               ----
                                  BLE                   21,000               ----
                                  BYM                     100                ----
                                  BLJ                    1,000               ----
                                  BPP                    1,000               ----
                                  BLW                    1,000               ----
                                  BKK                    1,000               ----
                                  BDV                    1,000               ----



                                                         TRUST             SHARE
                                                         SHARES            EQUIVA-               % OF SHARES
      DIRECTOR                   TRUST                   OWNED             LENTS(1)              OUTSTANDING
-----------------------       ----------                ---------         ---------             --------------
INDEPENDENT DIRECTORS:

Andrew F. Brimmer                 BKT                     110                2,466                   (2)
                                  BAT                     10                 1,633
                                  BMN                     10                 ----
                                  BMT                     10                 ----
                                  BRM                     10                 ----
                                  BKN                     10                 ----
                                  BCT                     20                 1,263
                                  BQT                     10                 1,955
                                  BSD                     25                 ----
                                  BHY                     200                1,602
                                  BNA                     10                 1,659
                                  BFK                     100                ----
                                  BPK                     25                 ----
                                  BHK                     25                  439
                                  BHD                     25                  402
                                  BBK                     25                 ----
                                  BLE                     25                 ----
                                  BYM                     25                 ----
                                  BPP                     10                 ----
                                  BLW                     10                 ----
                                  BKK                     10                 ----
                                  BDV                     30                 ----

Richard E. Cavanagh               BKT                     500                6,261                   (2)
                                  BAT                     100                 560
                                  BMN                     100                ----
                                  BMT                     100                ----
                                  BRM                     100                ----
                                  BKN                     500                ----
                                  BCT                     100                 390
                                  BQT                     100                 672
                                  BSD                     500                ----
                                  BHY                     200                4,278
                                  BNA                     100                 624
                                  BFK                     300                ----
                                  BPK                     300                ----
                                  BHK                     500                 439
                                  BLN                     100                ----
                                  RNY                     100                ----
                                  BNY                     300                ----
                                  BLH                     100                ----
                                  BHD                     300                 399
                                  BBK                     100                ----
                                  BLE                     100                ----
                                  BYM                     200                ----
                                  BQH                     100                ----
                                  BFY                     100                ----
                                  BSE                     200                ----
                                  BPP                     100                ----
                                  BLW                     100                ----
                                  BKK                     100                ----
                                  BDV                     100                ----

Kent Dixon                        BKT                     100                 824                    (2)
                                  BAT                     100                 543
                                  BMN                     100                ----
                                  BMT                     100                ----
                                  BRM                     100                ----
                                  BKN                     100                ----
                                  BCT                     100                 371
                                  BQT                     100                 651
                                  BSD                     100                ----
                                  BHY                    5,000                603
                                  BNA                     100                 548
                                  BFK                    5,100               ----


                                                         TRUST             SHARE
                                                         SHARES            EQUIVA-               % OF SHARES
      DIRECTOR                   TRUST                   OWNED             LENTS(1)              OUTSTANDING
-----------------------       ----------                ---------         ---------             --------------
Kent Dixon                        BPK                     100                ----
(continued)                       BHK                     100                 439
                                  BRF                     100                ----
                                  RFA                     100                ----
                                  BBF                    2,100               ----
                                  BHD                     100                 399
                                  BBK                    5,000               ----
                                  BLE                     100                ----
                                  BYM                    5,100               ----
                                  BIE                     100                ----
                                  BAF                     100                ----
                                  BPP                     100                ----
                                  BLW                    1,000               ----
                                  BKK                     100                ----
                                  BFO                     100                ----
                                  BDV                    2,000               ----

Frank J. Fabozzi                  BKT                     10                  490                    (2)
                                  BAT                     10                  323
                                  BMN                     10                 ----
                                  BMT                     10                 ----
                                  BRM                     10                 ----
                                  BKN                     10                 ----
                                  BCT                     10                  231
                                  BQT                     10                  391
                                  BSD                     100                ----
                                  BHY                     10                  363
                                  BNA                     10                  331
                                  BFK                     20                 ----
                                  BPK                     20                 ----
                                  BHK                     20                  265
                                  BPS                     100                ----
                                  BHD                     100                 235
                                  BBK                     20                 ----
                                  BLE                     10                 ----
                                  BYM                     10                 ----
                                  BPP                     100                ----
                                  BLW                     100                ----
                                  BKK                     100                ----
                                  BDV                     300                ----

James Clayburn                    BKT                     10                14,373                   (2)
La Force, Jr.                     BAT                     10                 8,793
                                  BMN                     10                 ----
                                  BMT                     10                 ----
                                  BRM                     10                 ----
                                  BKN                     10                 ----
                                  BCT                     10                 6,659
                                  BQT                     10                10,342
                                  BSD                     750                ----
                                  BHY                    1,000              10,135
                                  BNA                     10                 9,519
                                  BFK                     100                ----
                                  BPK                     100                ----
                                  BHK                     100                1,933
                                  BFC                    3,410               ----
                                  RAA                     10                 ----
                                  BFZ                     100                ----
                                  BJZ                     100                ----
                                  BHD                     50                 1,837
                                  BBK                     50                 ----
                                  BLE                     50                 ----
                                  BYM                    1,000               ----
                                  BZA                    6,665               ----
                                  BCL                     50                 ----
                                  BCK                    1,000               ----
                                  BPP                     100                ----
                                  BLW                     300                ----
                                  BKK                     300                ----
                                  BDV                     200                ----


                                                         TRUST             SHARE
                                                         SHARES            EQUIVA-               % OF SHARES
      DIRECTOR                   TRUST                   OWNED             LENTS(1)              OUTSTANDING
-----------------------       ----------                ---------         ---------             --------------
Walter F. Mondale                 BKT                     20                 5,614                   (2)
                                  BAT                     20                 3,461
                                  BMN                    1,020               ----
                                  BMT                    1,020               ----
                                  BRM                     20                 ----
                                  BKN                     20                 ----
                                  BCT                     20                 2,574
                                  BQT                     20                 3,920
                                  BSD                     20                 ----
                                  BHY                     300                ----
                                  BNA                     20                 3,669
                                  BFK                     20                 ----
                                  BPK                    1,000               ----
                                  BHK                    1,000                587
                                  BHD                     20                  587
                                  BBK                     20                 ----
                                  BLE                     20                 ----
                                  BYM                     50                 ----
                                  BPP                     50                 ----
                                  BLW                     30                 ----
                                  BKK                     30                 ----
                                  BDV                     50                 ----


----------------

(1) Represents, as of February 27, 2004, the approximate number of share equivalents owned under the deferred compensation plan in each Trust by the Independent Directors of the Trusts who have participated in the deferred compensation plan. Share equivalents are held in cash accounts by each Trust on behalf of the Independent Directors in connection with the deferred compensation plan. Under the deferred compensation plan, BAT, BCT, BHY, BKT, BNA, BQT, BHD and BHK are eligible investments. Messrs. Schlosstein and Kapito are not eligible to participate in the deferred compensation plan.

(2)  Less than 1% of each Trust listed.

                                                                      APPENDIX E

     The following table sets forth the dollar range of equity securities beneficially owned and share equivalents held by each Director as of February 27, 2004. If a Trust is not listed, the Director does not own any shares of the Trust.


                                                                                                               AGGREGATE DOLLAR
                       DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR      DOLLAR RANGE OF SHARE            RANGE OF EQUITY
                     SECURITIES IN EACH TRUST(1)        RANGE OF EQUITY      EQUIVALENTS IN EACH TRUST          SECURITIES AND
                     ------------------------            SECURITIES OF       -------------------------         SHARE EQUIVALENTS
NAME                  TRUST      DOLLAR RANGE             ALL TRUSTS(1)      TRUST        DOLLAR RANGE         OF ALL THE TRUSTS
----                  -----      ------------             ----------         -----        ------------         -----------------
INTERESTED DIRECTORS:

Ralph L. Schlosstein   BKT     $10,001-$50,000           Over $100,000        BKT              ----             Over $100,000(1)
                       BAT        $1-$10,000                                  BAT              ----
                       BMN        $1-$10,000                                  BMN              ----
                       BMT        $1-$10,000                                  BMT              ----
                       BRM        $1-$10,000                                  BRM              ----
                       BKN        $1-$10,000                                  BKN              ----
                       BCT        $1-$10,000                                  BCT              ----
                       BQT        $1-$10,000                                  BQT              ----
                       BSD        $1-$10,000                                  BSD              ----
                       BHY     $10,001-$50,000                                BHY              ----
                       BNA     $10,001-$50,000                                BNA              ----
                       BFK        $1-$10,000                                  BFK              ----
                       BPK        $1-$10,000                                  BPK              ----
                       BHK        $1-$10,000                                  BHK              ----
                       RNJ        $1-$10,000                                  RNJ              ----
                       BLN        $1-$10,000                                  BLN              ----
                       BNY        $1-$10,000                                  BNY              ----
                       BLH        $1-$10,000                                  BLH              ----
                       BHD        $1-$10,000                                  BHD              ----
                       BBK        $1-$10,000                                  BBK              ----
                       BLE        $1-$10,000                                  BLE              ----
                       BYM        $1-$10,000                                  BYM              ----
                       BQH        $1-$10,000                                  BQH              ----
                       BFY        $1-$10,000                                  BFY              ----
                       BSE        $1-$10,000                                  BSE              ----
                       BPP        $1-$10,000                                  BPP              ----
                       BLW        $1-$10,000                                  BLW              ----
                       BKK        $1-$10,000                                  BKK              ----
                       BDV        $1-$10,000                                  BDV              ----

Robert S. Kapito       BKT     $10,001-$50,000           Over $100,000        BKT              ----             Over $100,000(1)
                       BAT        $1-$10,000                                  BAT              ----
                       BMN        $1-$10,000                                  BMN              ----
                       BMT        $1-$10,000                                  BMT              ----
                       BRM        $1-$10,000                                  BRM              ----
                       BKN        $1-$10,000                                  BKN              ----
                       BCT        $1-$10,000                                  BCT              ----
                       BQT        $1-$10,000                                  BQT              ----
                       BSD        $1-$10,000                                  BSD              ----
                       BHY        $1-$10,000                                  BHY              ----
                       BNA        $1-$10,000                                  BNA              ----
                       BFK      Over $100,000                                 BFK              ----
                       BPK        $1-$10,000                                  BPK              ----
                       BHK        $1-$10,000                                  BHK              ----
                       RNJ     $10,001-$50,000                                RNJ              ----
                       BNJ      Over $100,000                                 BNJ              ----
                       BHD     $10,001-$50,000                                BHD              ----
                       BBK     $10,001-$50,000                                BBK              ----
                       BLE      Over $100,000                                 BLE              ----
                       BYM        $1-$10,000                                  BYM              ----
                       BLJ     $10,001-$50,000                                BLJ              ----
                       BPP     $10,001-$50,000                                BPP              ----
                       BLW     $10,001-$50,000                                BLW              ----
                       BKK     $10,001-$50,000                                BKK              ----
                                                                              BDV              ----
                       BDV     $10,001-$50,000



INDEPENDENT  DIRECTORS:

Andrew F. Brimmer      BKT        $1-$10,000               $1-$10,000         BKT          $10,001-$50,000          Over $100,000
                       BAT        $1-$10,000                                  BAT          $10,001-$50,000
                       BMN        $1-$10,000                                  BMN                  ----
                       BMT        $1-$10,000                                  BMT                  ----
                       BRM        $1-$10,000                                  BRM                  ----
                       BKN        $1-$10,000                                  BKN                  ----
                       BCT        $1-$10,000                                  BCT          $10,001-$50,000
                       BQT        $1-$10,000                                  BQT          $10,001-$50,000
                       BSD        $1-$10,000                                  BSD                  ----
                       BHY        $1-$10,000                                  BHY          $10,001-$50,000
                       BNA        $1-$10,000                                  BNA          $10,001-$50,000
                       BFK        $1-$10,000                                  BFK                  ----
                       BPK        $1-$10,000                                  BPK                  ----
                       BHK        $1-$10,000                                  BHK              $1-$10,000
                       BHD        $1-$10,000                                  BHD              $1-$10,000
                       BBK        $1-$10,000                                  BBK                  ----
                       BLE        $1-$10,000                                  BLE                  ----
                       BYM        $1-$10,000                                  BYM                  ----
                       BPP        $1-$10,000                                  BPP                  ----
                       BLW        $1-$10,000                                  BLW                  ----
                       BKK        $1-$10,000                                  BKK                  ----
                       BDV        $1-$10,000                                  BDV                  ----

Richard E. Cavanagh    BKT        $1-$10,000             $50,001-$100,000     BKT           $10,001-$50,000         Over $100,000
                       BAT        $1-$10,000                                  BAT              $1-$10,000
                       BMN        $1-$10,000                                  BMN                  ----
                       BMT        $1-$10,000                                  BMT                  ----
                       BRM        $1-$10,000                                  BRM                  ----
                       BKN        $1-$10,000                                  BKN                  ----
                       BCT        $1-$10,000                                  BCT              $1-$10,000
                       BQT        $1-$10,000                                  BQT              $1-$10,000
                       BSD        $1-$10,000                                  BSD                  ----
                       BHY        $1-$10,000                                  BHY           $10,001-$50,000
                       BNA        $1-$10,000                                  BNA              $1-$10,000
                       BFK        $1-$10,000                                  BFK                  ----
                       BPK        $1-$10,000                                  BPK                  ----
                       BHK        $1-$10,000                                  BHK              $1-$10,000
                       BLN        $1-$10,000                                  BLN                  ----
                       RNY        $1-$10,000                                  RNY                  ----
                       BNY        $1-$10,000                                  BNY                  ----
                       BLH        $1-$10,000                                  BLH                  ----
                       BHD        $1-$10,000                                  BHD               $1-$10,000
                       BBK        $1-$10,000                                  BBK                  ----
                       BLE        $1-$10,000                                  BLE                  ----
                       BYM        $1-$10,000                                  BYM                  ----
                       BQH        $1-$10,000                                  BQH                  ----
                       BFY        $1-$10,000                                  BFY                  ----
                       BSE        $1-$10,000                                  BSE                  ----
                       BPP        $1-$10,000                                  BPP                  ----
                       BLW        $1-$10,000                                  BLW                  ----
                       BKK        $1-$10,000                                  BKK                  ----
                       BDV        $1-$10,000                                  BDV                  ----

Kent Dixon             BKT       $1- $10,000             Over $100,000        BKT               $1- $10,000        Over $100,000
                       BAT        $1-$10,000                                  BAT               $1- $10,000
                       BMN        $1-$10,000                                  BMN                  ----
                       BMT        $1-$10,000                                  BMT                  ----
                       BRM        $1-$10,000                                  BRM                  ----
                       BKN        $1-$10,000                                  BKN                  ----
                       BCT        $1-$10,000                                  BCT               $1- $10,000
                       BQT        $1-$10,000                                  BQT               $1- $10,000
                       BSD        $1-$10,000                                  BSD                  ----
                       BHY     $50,001-$100,000                               BHY               $1- $10,000
                       BNA        $1-$10,000                                  BNA               $1- $10,000
                       BFK     $50,001-$100,000                               BFK                  ----
                       BPK        $1-$10,000                                  BPK                  ----
                       BHK        $1-$10,000                                  BHK               $1- $10,000
                       BRF        $1-$10,000                                  BRF                  ----
                       RFA        $1-$10,000                                  RFA                  ----
                       BBF     $10,001-$50,000                                BBF                  ----
                       BHD        $1-$10,000                                  BHD               $1- $10,000
                       BBK     $50,001-$100,000                               BBK                  ----



Kent Dixon             BLE        $1-$10,000                                  BLE                  ----
(continued)            BYM      $50,001-$100,000                              BYM                  ----
                       BIE        $1-$10,000                                  BIE                  ----
                       BAF        $1-$10,000                                  BAF                  ----
                       BPP                                                    BPP                  ----
                       BLW        $1-$10,000                                  BLW                  ----
                       BKK     $10,001-$50,000                                BKK                  ----
                       BFO        $1-$10,000                                  BFO                  ----
                       BDV        $1-$10,000                                  BDV                  ----
                               $10,001-$50,000

Frank J. Fabozzi       BKT        $1-$10,000             $10,001-$50,000      BKT               $1-$10,000        $10,001-$50,000
                       BAT        $1-$10,000                                  BAT               $1-$10,000
                       BMN        $1-$10,000                                  BMN                  ----
                       BMT        $1-$10,000                                  BMT                  ----
                       BRM        $1-$10,000                                  BRM                  ----
                       BKN        $1-$10,000                                  BKN                  ----
                       BCT        $1-$10,000                                  BCT               $1-$10,000
                       BQT        $1-$10,000                                  BQT               $1-$10,000
                       BSD        $1-$10,000                                  BSD                  ----
                       BHY        $1-$10,000                                  BHY               $1-$10,000
                       BNA        $1-$10,000                                  BNA               $1-$10,000
                       BFK        $1-$10,000                                  BFK                  ----
                       BPK        $1-$10,000                                  BPK                  ----
                       BHK        $1-$10,000                                  BHK               $1-$10,000
                       BPS        $1-$10,000                                  BPS                  ----
                       BHD        $1-$10,000                                  BHD               $1-$10,000
                       BBK        $1-$10,000                                  BBK                  ----
                       BLE        $1-$10,000                                  BLE                  ----
                       BYM        $1-$10,000                                  BYM                  ----
                       BPP        $1-$10,000                                  BPP                  ----
                       BLW        $1-$10,000                                  BLW                  ----
                       BKK        $1-$10,000                                  BKK                  ----
                       BDV        $1-$10,000                                  BDV                  ----

James Clayburn
La Force, Jr.          BKT        $1-$10,000             Over $100,000        BKT               Over $100,000       Over $100,000
                       BAT        $1-$10,000                                  BAT               Over $100,000
                       BMN        $1-$10,000                                  BMN                  ----
                       BMT        $1-$10,000                                  BMT                  ----
                       BRM        $1-$10,000                                  BRM                  ----
                       BKN        $1-$10,000                                  BKN                  ----
                       BCT        $1-$10,000                                  BCT               Over $100,000
                       BQT        $1-$10,000                                  BQT               Over $100,000
                       BSD     $10,001-$50,000                                BSD                  ----
                       BHY     $10,001-$50,000                                BHY               Over $100,000
                       BNA        $1-$10,000                                  BNA               Over $100,000
                       BFK        $1-$10,000                                  BFK                  ----
                       BPK        $1-$10,000                                  BPK                  ----
                       BHK        $1-$10,000                                  BHK              $10,001-$50,000
                       BFC     $50,001-$100,000                               BFC                  ----
                       RAA        $1-$10,000                                  RAA                  ----
                       BFZ        $1-$10,000                                  BFZ                  ----
                       BJZ        $1-$10,000                                  BJZ                  ----
                       BHD        $1-$10,000                                  BHD              $10,001-$50,000
                       BBK        $1-$10,000                                  BBK                  ----
                       BLE        $1-$10,000                                  BLE                  ----
                       BYM     $10,001-$50,000                                BYM                  ----
                       BZA     $50,001-$100,000                               BZA                  ----
                       BCL        $1-$10,000                                  BCL                  ----
                       BCK     $10,001-$50,000                                BCK                  ----
                       BPP        $1-$10,000                                  BPP                  ----
                       BLW        $1-$10,000                                  BLW                  ----
                       BKK        $1-$10,000                                  BKK                  ----
                       BDV        $1-$10,000                                  BDV                  ----

Walter F. Mondale      BKT        $1-$10,000             $50,001-$100,000     BKT              $10,001-$50,000      Over $100,000
                       BAT        $1-$10,000                                  BAT              $10,001-$50,000
                       BMN     $10,001-$50,000                                BMN                  ----
                       BMT     $10,001-$50,000                                BMT                  ----
                       BRM        $1-$10,000                                  BRM                  ----
                       BKN        $1-$10,000                                  BKN                  ----
                       BCT        $1-$10,000                                  BCT              $10,001-$50,000
                       BQT        $1-$10,000                                  BQT              $10,001-$50,000
                       BSD        $1-$10,000                                  BSD                  ----
                       BHY        $1-$10,000                                  BHY                  ----
                       BNA        $1-$10,000                                  BNA              $10,001-$50,000
                       BFK        $1-$10,000                                  BFK                  ----



Walter F. Mondale      BPK     $10,001-$50,000                                BPK                  ----
(continued)            BHK     $10,001-$50,000                                BHK               $1-$10,000
                       BHD        $1-$10,000                                  BHD               $1-$10,000
                       BBK        $1-$10,000                                  BBK                  ----
                       BLE        $1-$10,000                                  BLE                  ----
                       BYM        $1-$10,000                                  BYM                  ----
                       BPP        $1-$10,000                                  BPP                  ----
                       BLW        $1-$10,000                                  BLW                  ----
                       BKK        $1-$10,000                                  BKK                  ----
                       BDV        $1-$10,000                                  BDV                  ----


----------------

(1) Messrs. Kapito and Schlosstein and are not eligible to participate in the deferred compensation plan. Therefore, they own the same amount of equity securities without share equivalents as equity securities including share equivalents.

THE BLACKROCK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                           --------------------------

                           --------------------------
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                                                                            3256

|X|  PLEASE MARK
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     THIS EXAMPLE.


     1.Election of Directors:

                             (01) WALTER F. MONDALE
                            (02) RALPH L. SCHLOSSTEIN


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                     INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK


Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

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Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
                     INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of the BlackRock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
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              SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
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--------------------------------------------------------------------------------

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---------------------------------------

---------------------------------------

---------------------------------------

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---------------------------------------

---------------------------------------

---------------------------------------

THE BLACKROCK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694












                                   DETACH HERE


                                                                            3256

|X| PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                               (01) FRANK FABOZZI
                             (02) WALTER F. MONDALE
                           (03) RALPH L. SCHLOSSTEIN



      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES


[ ] _______________________________________
    For all nominees except as noted above

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                     INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
                                PREFERRED STOCK


Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]


Please be sure to sign and date this Proxy.

Signature:_________________________________           Date: ____________________

Co-owner
Signature:_________________________________           Date: ____________________

                                   DETACH HERE


                                      PROXY

                                  THE BLACKROCK
                     INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

THE BLACKROCK
INSURED MUNICIPAL
2008 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

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                                                                            3224

|X| PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



    1.Election of Directors:

                             (01) WALTER F. MONDALE
                           (02) RALPH L. SCHLOSSTEIN


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] ______________________________________
    For all nominees except as noted above

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK


Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]


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Signature:_________________________________           Date: ____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
              SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

THE BLACKROCK
INSURED MUNICIPAL
2008 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694













                                   DETACH HERE


                                                                            3224

|X| PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



    1.Election of Directors:

                               (01) FRANK FABOZZI
                             (02) WALTER F. MONDALE
                           (03) RALPH L. SCHLOSSTEIN


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES


[ ] ______________________________________
    For all nominees except as noted above


2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
                                PREFERRED STOCK

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]


Please be sure to sign and date this Proxy.

Signature:_________________________________           Date: ____________________

Co-owner
Signature:_________________________________           Date: ____________________

                                   DETACH HERE


                                      PROXY

                                  THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

THE BLACKROCK CALIFORNIA
INSURED MUNICIPAL
2008 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bfc
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.







            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3227

|X| PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                             (01) WALTER F. MONDALE
                           (02) RALPH L. SCHLOSSTEIN


  [ ] FOR                                      [ ] WITHHOLD
      ALL                                          FROM ALL
      NOMINEES                                     NOMINEES


[ ] ______________________________________
    For all nominees except as noted above


2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN


--------------------------------------------------------------------------------
                                  THE BLACKROCK
                CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:_________________________________           Date: ____________________

Co-owner
Signature:_________________________________           Date: ____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
                CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

THE BLACKROCK CALIFORNIA
INSURED MUNICIPAL
2008 TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694











                                   DETACH HERE


                                                                            3227

|X| PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.Election of Directors:

                               (01) FRANK FABOZZI
                             (02) WALTER F. MONDALE
                           (03) RALPH L. SCHLOSSTEIN


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES


[ ] ______________________________________
    For all nominees except as noted above


2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN


--------------------------------------------------------------------------------
                                  THE BLACKROCK
                CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
                                PREFERRED STOCK

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:_________________________________           Date: ____________________

Co-owner
Signature:_________________________________           Date: ____________________

                                   DETACH HERE


                                      PROXY

                                  THE BLACKROCK
                CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

THE BLACKROCK FLORIDA
INSURED MUNICIPAL
2008 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694






            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3235

|X| PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



    1. Election of Trustees:

                             (01) WALTER F. MONDALE
                           (02) RALPH L. SCHLOSSTEIN


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES


[ ] ______________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                    FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:_________________________________           Date: ____________________

Co-owner
Signature:_________________________________           Date: ____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
                    FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

THE BLACKROCK FLORIDA
INSURED MUNICIPAL
2008 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694













                                   DETACH HERE


                                                                            3235

|X| PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



     1. Election of Trustees:

                               (01) FRANK FABOZZI
                             (02) WALTER F. MONDALE
                           (03) RALPH L. SCHLOSSTEIN


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES


[ ] ______________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                    FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:_________________________________           Date: ____________________

Co-owner
Signature:_________________________________           Date: ____________________

                                   DETACH HERE


                                      PROXY

                                  THE BLACKROCK
                    FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

THE BLACKROCK NEW YORK
INSURED MUNICIPAL
2008 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694






                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bln
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3254

|X| PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                             (01) WALTER F. MONDALE
                           (02) RALPH L. SCHLOSSTEIN


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES


[ ] ______________________________________
    For all nominees except as noted above


2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                 NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:_________________________________           Date: ____________________

Co-owner
Signature:_________________________________           Date: ____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
                 NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

THE BLACKROCK NEW YORK
INSURED MUNICIPAL
2008 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694









                                   DETACH HERE


                                                                            3254

|X| PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



    1.Election of Directors:

                               (01) FRANK FABOZZI
                             (02) WALTER F. MONDALE
                            (03)RALPH L. SCHLOSSTEIN


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES


[ ] ______________________________________
    For all nominees except as noted above

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                 NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
                                PREFERRED STOCK

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:_________________________________           Date: ____________________

Co-owner
Signature:_________________________________           Date: ____________________

                                   DETACH HERE


                                      PROXY

                                  THE BLACKROCK
                 NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

THE BLACKROCK BROAD
INVESTMENT GRADE
2009 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                          ----------------------------

                          ----------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bct
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE
CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3226

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1.Election of Directors:

                          (01) RICHARD E. CAVANAGH
                        (02) JAMES CLAYBURN LA FORCE, JR.


          [ ]  FOR                                 [ ]  WITHHOLD
               ALL                                      FROM ALL
               NOMINEES                                 NOMINEES


[ ]  __________________________________________
     For all nominees except as noted above


--------------------------------------------------------------------------------
                                 THE BLACKROCK
                   BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                         [ ]

Please be sure to sign and date this Proxy.

Signature:_________________________________               Date: ________________

Co-owner
Signature:_________________________________               Date: ________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
                   BROAD INVESTMENT GRADE 2009 TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------

-------------------------------------

-------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------

-------------------------------------

-------------------------------------

THE BLACKROCK
INCOME TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bkt
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL




                                                                            3232


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above



--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                         THE BLACKROCK INCOME TRUST INC.

                                  COMMON STOCK

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Income Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

THE BLACKROCK
HIGH YIELD TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                          ----------------------------

                          ----------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET
LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bhy
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE
CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3237

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1. Election of Trustees:

                               (01) FRANK FABOZZI
                             (02) WALTER F. MONDALE
                           (03) RALPH L. SCHLOSSTEIN

          [ ]  FOR                                 [ ]  WITHHOLD
               ALL                                      FROM ALL
               NOMINEES                                 NOMINEES


[ ]  __________________________________________
     For all nominees except as noted above

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:_________________________________               Date: ________________

Co-owner
Signature:_________________________________               Date: ________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                         THE BLACKROCK HIGH YIELD TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock High Yield Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------

-------------------------------------

-------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------

-------------------------------------

-------------------------------------

THE BLACKROCK
INVESTMENT QUALITY
TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                          ----------------------------

                          ----------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET
LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bqt
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE
CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3241

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1.Election of Directors:

                             (01) ANDREW F. BRIMMER
                                (02) KENT DIXON
                             (03) ROBERT S. KAPITO


          [ ]  FOR                                 [ ]  WITHHOLD
               ALL                                      FROM ALL
               NOMINEES                                 NOMINEES

[ ]  __________________________________________
     For all nominees except as noted above


--------------------------------------------------------------------------------
                                  THE BLACKROCK
                       INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:_________________________________               Date: ________________

Co-owner
Signature:_________________________________               Date: ________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
                       INVESTMENT QUALITY TERM TRUST INC.

                                  COMMON STOCK

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of the BlackRock Investment Quality Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------

-------------------------------------

-------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------

-------------------------------------

-------------------------------------

THE BLACKROCK
ADVANTAGE TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET
LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bat
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE
CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3225

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1.Election of Directors:

                            (01) RICHARD E. CAVANAGH
                       (02) JAMES CLAYBURN LA FORCE, JR.


          [ ]  FOR                                 [ ]  WITHHOLD
               ALL                                      FROM ALL
               NOMINEES                                 NOMINEES

[ ]  __________________________________________
     For all nominees except as noted above

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                           ADVANTAGE TERM TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:_________________________________               Date: ________________

Co-owner
Signature:_________________________________               Date: ________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
                           ADVANTAGE TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Advantage Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------

-------------------------------------

-------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------

-------------------------------------

-------------------------------------

THE BLACKROCK
MUNICIPAL TARGET TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bkt
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                                                            3247

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                 THE BLACKROCK
                       MUNICIPAL TARGET TERM TRUST, INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
                        MUNICIPAL TARGET TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Municipal Target Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

THE BLACKROCK
MUNICIPAL TARGET TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694








                                   DETACH HERE


                                                                            3247


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                 THE BLACKROCK
                        MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
                                 PREFERRED STOCK





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

                                   DETACH HERE



                                      PROXY

                                  THE BLACKROCK
                        MUNICIPAL TARGET TERM TRUST INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Municipal Target Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

THE BLACKROCK CALIFORNIA
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET
LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/raa
[COMPUTER LOGO]

OR



VOTE-BY-TELEPHONE
CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3231
[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.


1.Election of Director:

                        (01) JAMES CLAYBURN LA FORCE, JR.



          [ ]  FOR THE                             [ ]  WITHHOLD
               NOMINEE                                  FROM THE
                                                        NOMINEE


2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                  THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:_________________________________               Date: ________________

Co-owner
Signature:_________________________________               Date: ________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
              SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------

-------------------------------------

-------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------

-------------------------------------

-------------------------------------

THE BLACKROCK CALIFORNIA INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694








                                   DETACH HERE


                                                                            3231


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:

                            (01) RICHARD E. CAVANAGH
                       (02) JAMES CLAYBURN LA FORCE, JR.


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN


--------------------------------------------------------------------------------
                                 THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
                                 PREFERRED STOCK





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

                                      PROXY

                                  THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

THE BLACKROCK FLORIDA
INVESTMENT QUALITY
MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3236

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustee:

                        (01) JAMES CLAYBURN LA FORCE, JR.


     [ ] FOR                                     [ ] WITHHOLD
         THE                                         FROM THE
         NOMINEE                                     NOMINEE


--------------------------------------------------------------------------------
                                  THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

THE BLACKROCK FLORIDA
INVESTMENT QUALITY
MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3236

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:

                            (01) RICHARD E. CAVANAGH
                       (02) JAMES CLAYBURN LA FORCE, JR.


     [ ] FOR                                     [ ] WITHHOLD
         ALL                                         FROM ALL
         NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

                                   DETACH HERE


                                      PROXY

                                  THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

THE BLACKROCK NEW JERSEY
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/rnj
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3243

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Director:

                        (01) JAMES CLAYBURN LA FORCE, JR.

     [ ] FOR                                     [ ] WITHHOLD
         THE                                         FROM THE
         NOMINEE                                     NOMINEE

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                  THE BLACKROCK
               NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                           PROXY

                                  THE BLACKROCK
               NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

THE BLACKROCK NEW JERSEY
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                  DETACH HERE


                                                                            3243

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:

                            (01) RICHARD E. CAVANAGH
                       (02) JAMES CLAYBURN LA FORCE, JR.

    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                  THE BLACKROCK
               NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
                                PREFERRED STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

                                  DETACH HERE


                                      PROXY

                                  THE BLACKROCK
               NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

THE BLACKROCK NEW YORK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bkt
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                                                            3252

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:

                        (01) JAMES CLAYBURN LA FORCE, JR.


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                 THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                      PROXY

                                  THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

THE BLACKROCK NEW YORK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                  DETACH HERE


                                                                            3252

1.Election of Directors:

                            (01) RICHARD E. CAVANAGH
                       (02) JAMES CLAYBURN LA FORCE, JR.

    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above


2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
                                PREFERRED STOCK

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

                                  DETACH HERE


                                      PROXY

                                  THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

THE BLACKROCK
INCOME OPPORTUNITY TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bkt
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                                                            3249

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                 THE BLACKROCK
                         INCOME OPPORTUNITY TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                      PROXY

                                  THE BLACKROCK
                          INCOME OPPORTUNITY TRUST INC.

                                  COMMON STOCK

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Income Opportunity Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bkt
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                                                            3239

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN


--------------------------------------------------------------------------------
                                  THE BLACKROCK
                       INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                      PROXY

                                  THE BLACKROCK
                        INSURED MUNICIPAL TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3239

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

2. Approval of Proposal 2, to amend the Trust's Articles Supplementary:

[ ] FOR   [ ] AGAINST   [ ]  ABSTAIN

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                       INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
                                PREFERRED STOCK

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

                                   DETACH HERE


                                      PROXY

                                  THE BLACKROCK
                        INSURED MUNICIPAL TERM TRUST INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

THE BLACKROCK
PENNSYLVANIA STRATEGIC
MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bps
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3255

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustee:

                        (01) JAMES CLAYBURN LA FORCE, JR.


     [ ] FOR                                     [ ] WITHHOLD
         THE                                         FROM THE
         NOMINEE                                     NOMINEE


--------------------------------------------------------------------------------
                                 THE BLACKROCK
                     PENNSYLVANA STRATEGIC MUNICIPAL TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                      PROXY

                                  THE BLACKROCK
                     PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

THE BLACKROCK
PENNSYLVANIA STRATEGIC
MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                                   DETACH HERE



                                                                            3255

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:


                            (01) RICHARD E. CAVANAGH
                       (02) JAMES CLAYBURN LA FORCE, JR.


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                     PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                      PROXY

                                  THE BLACKROCK
                     PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

THE BLACKROCK
STRATEGIC MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bsd
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                                                            3261

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustee:

                        (01) JAMES CLAYBURN LA FORCE, JR.


     [ ] FOR                                     [ ] WITHHOLD
         THE                                         FROM THE
         NOMINEE                                     NOMINEE


--------------------------------------------------------------------------------
                                  THE BLACKROCK
                           STRATEGIC MUNICIPAL TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]


Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                  THE BLACKROCK
                           STRATEGIC MUNICIPAL TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

THE BLACKROCK
STRATEGIC MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                   DETACH HERE


                                                                            3261



[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:

                            (01) RICHARD E. CAVANAGH
                       (02) JAMES CLAYBURN LA FORCE, JR.


     [ ] FOR                                     [ ] WITHHOLD
         ALL                                         FROM ALL
         NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                  THE BLACKROCK
                           STRATEGIC MUNICIPAL TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

                                   DETACH HERE


                                      PROXY

                                  THE BLACKROCK
                           STRATEGIC MUNICIPAL TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

BLACKROCK FLORIDA
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bkt
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                                                            3234

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:


                             (01) ANDREW F. BRIMMER
                                (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                    BLACKROCK
                      FLORIDA MUNICIPAL INCOME TRUST COMMON
--------------------------------------------------------------------------------
                                  COMMON SHARES





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                         FLORIDA MUNICIPAL INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

BLACKROCK FLORIDA
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                   DETACH HERE


                                                                            3234

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                    BLACKROCK
                         FLORIDA MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                         FLORIDA MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

BLACKROCK
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bfk
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3245


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                               BLACKROCK MUNICIPAL
                                  INCOME TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                             MUNICIPAL INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

BLACKROCK
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                   DETACH HERE


                                                                            3245


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                    BLACKROCK
                             MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                             MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bfz
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3238

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                    BLACKROCK
                       CALIFORNIA MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                        CALIFORNIA MUNICIPAL INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                   DETACH HERE


                                                                            3238

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                    BLACKROCK
                       CALIFORNIA MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature:___________________________________    Date:__________________________

Co-owner
Signature:___________________________________    Date:__________________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                        CALIFORNIA MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock
California Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

BLACKROCK NEW JERSEY
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bkt
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                                                            3248

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:

                             (01) ANDREW F. BRIMMER
                                 (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                   BLACKROCK
                       NEW JERSEY MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                  COMMON SHARES





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                        NEW JERSEY MUNICIPAL INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New Jersey Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

BLACKROCK NEW JERSEY
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3248

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) ANDREW F. BRIMMER
                      (02) KENT DIXON
                   (03) ROBERT S. KAPITO

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                       NEW JERSEY MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                        NEW JERSEY MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New Jersey Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
              SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

----------------------------------------

----------------------------------------

----------------------------------------

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bkt
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                                                            3251

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:


                             (01) ANDREW F. BRIMMER
                                (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                   BLACKROCK
                     NEW YORK MUNICIPAL INCOME TRUST COMMON
--------------------------------------------------------------------------------
                                  COMMON SHARES





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                         NEW YORK MUNICIPAL INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                                   DETACH HERE


                                                                            3251

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) ANDREW F. BRIMMER
                      (02) KENT DIXON
                   (03) ROBERT S. KAPITO

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                        NEW YORK MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                         NEW YORK MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bjz
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3229

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) ANDREW F. BRIMMER
                      (02) KENT DIXON
                   (03) ROBERT S. KAPITO

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                                   DETACH HERE



                                                                            3229

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:


                             (01) ANDREW F. BRIMMER
                                (02) KENT DIXON
                             (03) ROBERT S. KAPITO


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                    BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

BLACKROCK
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bpk
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3262

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) ANDREW F. BRIMMER
                      (02) KENT DIXON
                   (03) ROBERT S. KAPITO

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                           MUNICIPAL 2018 TERM TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                            MUNICIPAL 2018 TERM TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3262

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) ANDREW F. BRIMMER
                      (02) KENT DIXON
                   (03) ROBERT S. KAPITO

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                           MUNICIPAL 2018 TERM TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                            MUNICIPAL 2018 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK NEW YORK
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/blh
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3253

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) ANDREW F. BRIMMER
                      (02) KENT DIXON
                   (03) ROBERT S. KAPITO

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                       NEW YORK MUNICIPAL 2018 TERM TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                       NEW YORK MUNICIPAL 2018 TERM TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK NEW YORK
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3253

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) ANDREW F. BRIMMER
                      (02) KENT DIXON
                   (03) ROBERT S. KAPITO

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                       NEW YORK MUNICIPAL 2018 TERM TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                       NEW YORK MUNICIPAL 2018 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK CORE BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bhk
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3228

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) ANDREW F. BRIMMER
                     (02) KENT DIXON
                  (03) ROBERT S. KAPITO

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                            BLACKROCK CORE BOND TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                            BLACKROCK CORE BOND TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Core Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK STRATEGIC BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bhd
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3259

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) ANDREW F. BRIMMER
                      (02) KENT DIXON
                   (03) ROBERT S. KAPITO

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                         BLACKROCK STRATEGIC BOND TRUST
--------------------------------------------------------------------------------
                                  COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                         BLACKROCK STRATEGIC BOND TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Strategic Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bbk
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3244

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) WALTER F. MONDALE
                (02) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                         BLACKROCK MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                         BLACKROCK MUNICIPAL BOND TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3244

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                    (01) FRANK FABOZZI
                  (02) WALTER F. MONDALE
                 (03) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                              MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                              MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bza
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3222

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) WALTER F. MONDALE
                (02) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                        CALIFORNIA MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                         CALIFORNIA MUNICIPAL BOND TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3222

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                    (01) FRANK FABOZZI
                  (02) WALTER F. MONDALE
                (03) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                        CALIFORNIA MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK

                         CALIFORNIA MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK FLORIDA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bie
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3233

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) WALTER F. MONDALE
                (02) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                          FLORIDA MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK

                          FLORIDA MUNICIPAL BOND TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK FLORIDA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3233

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                    (01) FRANK FABOZZI
               (02) WALTER F. MONDALE (03)
                   RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                          FLORIDA MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK

                          FLORIDA MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK MARYLAND
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bzm
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3246

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) WALTER F. MONDALE
                (02) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above

Mark box at right if an address change or comment has been noted on the reverse side of this card.


--------------------------------------------------------------------------------
                                    BLACKROCK
                         MARYLAND MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK

                          MARYLAND MUNICIPAL BOND TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK MARYLAND
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3246

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                    (01) FRANK FABOZZI
                  (02) WALTER F. MONDALE
                 (03) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                   BLACKROCK
                         MARYLAND MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK

                          MARYLAND MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK NEW JERSEY
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/blj
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3242

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


1. Election of Trustees:


                  (01) WALTER F. MONDALE
                (02) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                        NEW JERSEY MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK

                         NEW JERSEY MUNICIPAL BOND TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK NEW JERSEY
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                                   DETACH HERE



                                                                            3242

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:


                               (01) FRANK FABOZZI
                             (02) WALTER F. MONDALE
                           (03) RALPH L. SCHLOSSTEIN


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                   BLACKROCK
                        NEW JERSEY MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                         NEW JERSEY MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

BLACKROCK NEW YORK
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bqh
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3223

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) WALTER F. MONDALE
                (02) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                         NEW YORK MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                          NEW YORK MUNICIPAL BOND TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK NEW YORK
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3223

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                    (01) FRANK FABOZZI
                  (02) WALTER F. MONDALE
                (03) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above

Mark box at right if an address change or comment has been noted on the reverse side of this card.


--------------------------------------------------------------------------------
                                    BLACKROCK
                          NEW YORK MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK

                          NEW YORK MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK VIRGINIA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bhv
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3263

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                  (01) WALTER F. MONDALE
                (02) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                         VIRGINIA MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                          VIRGINIA MUNICIPAL BOND TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK VIRGINIA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3263

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Trustees:


                    (01) FRANK FABOZZI
                  (02) WALTER F. MONDALE
                 (03) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                         VIRGINIA MUNICIPAL BOND TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ____________________________________       Date:_____________________

Co-owner
Signature: ____________________________________       Date:_____________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                          VIRGINIA MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------

--------------------------------------

--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------

--------------------------------------

--------------------------------------

BLACKROCK
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/ble
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3318

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.


     1. Election of Trustees:

                             (01) WALTER F. MONDALE
                           (02) RALPH L. SCHLOSSTEIN


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                           MUNICIPAL INCOME TRUST II
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                     PROXY

                                   BLACKROCK
                           MUNICIPAL INCOME TRUST II

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

 The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Income Trust II (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                   DETACH HERE


                                                                            3318

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1. Election of Trustees:

                               (01) FRANK FABOZZI
                             (02) WALTER F. MONDALE
                           (03) RALPH L. SCHLOSSTEIN



      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                   BLACKROCK
                           MUNICIPAL INCOME TRUST II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

Mark box at right if an address change or comment has been noted on the reverse side of this card.


Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                            MUNICIPAL INCOME TRUST II

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Income Trust II (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                          ---------------------------

                          ---------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET


LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bkt
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                                                            3258

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:


                             (01) WALTER F. MONDALE
                            (02) RALPH L. SCHLOSSTEIN


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                    BLACKROCK
                      CALIFORNIA MUNICIPAL INCOME TRUST II
--------------------------------------------------------------------------------
                                  COMMON SHARES





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                      CALIFORNIA MUNICIPAL INCOME TRUST II

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Income Trust II (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                   DETACH HERE


                                                                            3258

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.


      1. Election of Trustees:

                               (01) FRANK FABOZZI
                             (02) WALTER F. MONDALE
                           (03) RALPH L. SCHLOSSTEIN


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                      CALIFORNIA MUNICIPAL INCOME TRUST II
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address  change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

                                   DETACH HERE


                                                                           PROXY

                                    BLACKROCK
                      CALIFORNIA MUNICIPAL INCOME TRUST II

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Income Trust II (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bfy
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3321

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.


1. Election of Trustees:

                  (01) WALTER F. MONDALE
                 (02) RALPH L. SCHLOSSTEIN


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                       NEW YORK MUNICIPAL INCOME TRUST II
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                       NEW YORK MUNICIPAL INCOME TRUST II

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Income Trust II (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                   DETACH HERE


                                                                            3321

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    1. Election of Trustees:

                               (01) FRANK FABOZZI
                             (02) WALTER F. MONDALE
                           (03) RALPH L. SCHLOSSTEIN



      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                       NEW YORK MUNICIPAL INCOME TRUST II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                       NEW YORK MUNICIPAL INCOME TRUST II

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Income Trust II (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK INSURED MUNICIPAL
INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bym
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3317

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    1. Election of Trustees:


                  (01) WALTER F. MONDALE
                 (02) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                         INSURED MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

--------------------------------------------------------------------------------
                                    BLACKROCK
                         INSURED MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK INSURED MUNICIPAL
INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                   DETACH HERE


                                                                            3317

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    1. Election of Trustees:


                    (01) FRANK FABOZZI
                  (02) WALTER F. MONDALE
                 (03) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                         INSURED MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                         INSURED MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK CALIFORNIA INSURED
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bck
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3257

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    1. Election of Trustees:


                  (01) WALTER F. MONDALE
                 (02) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                    CALIFORNIA INSURED MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                    CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK CALIFORNIA INSURED
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE



                                                                            3257

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.Election of Directors:


                               (01) FRANK FABOZZI
                             (02) WALTER F. MONDALE
                           (03) RALPH L. SCHLOSSTEIN


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                    BLACKROCK
                   CALIFORNIA INSURED MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                    CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

BLACKROCK FLORIDA
INSURED MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694




                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/baf
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3264

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    1. Election of Trustees:

                  (01) WALTER F. MONDALE
                 (02) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                     FLORIDA INSURED MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                     FLORIDA INSURED MUNICIPAL INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK FLORIDA
INSURED MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                   DETACH HERE


                                                                            3264

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    1. Election of Trustees:


                    (01) FRANK FABOZZI
                  (02) WALTER F. MONDALE
                 (03) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                     FLORIDA INSURED MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                     FLORIDA INSURED MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK NEW YORK
INSURED MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bse
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3319

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


1. Election of Trustees:


                  (01) WALTER F. MONDALE
                (02) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                    BLACKROCK
                     NEW YORK INSURED MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                     NEW YORK INSURED MUNICIPAL INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK NEW YORK
INSURED MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                   DETACH HERE


                                                                            3319

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1. Election of Trustees:


                    (01) FRANK FABOZZI
                  (02) WALTER F. MONDALE
                (03) RALPH L. SCHLOSSTEIN

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                    NEW YORK INSURED MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                     NEW YORK INSURED MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK
PREFERRED OPPORTUNITY TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bpp
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3322

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1.Election of Trustee:


            (01) JAMES CLAYBURN LA FORCE, JR.

      [ ] FOR                              [ ] WITHHOLD
          THE                                  FROM THE
          NOMINEE                              NOMINEE



--------------------------------------------------------------------------------
                                    BLACKROCK
                          PREFERRED OPPORTUNITY TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                           PREFERRED OPPORTUNITY TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Preferred Opportunity Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK
PREFERRED OPPORTUNITY TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                   DETACH HERE


                                                                            3322

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1. Election of Trustees:


                 (01) RICHARD E. CAVANAGH
            (02) JAMES CLAYBURN LA FORCE, JR.

      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                          PREFERRED OPPORTUNITY TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                           PREFERRED OPPORTUNITY TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Preferred Opportunity Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK
LIMITED DURATION
INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/blw
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3516

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1. Election of Trustees:


                 (01) RICHARD E. CAVANAGH
            (02) JAMES CLAYBURN LA FORCE, JR.


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                         LIMITED DURATION INCOME TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                          LIMITED DURATION INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of common shares of the BlackRock Limited Duration Income Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK
MUNICIPAL 2020 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bkk
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3646

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1.Election of Trustee:


            (01) JAMES CLAYBURN LA FORCE, JR.


      [ ] FOR                              [ ] WITHHOLD
          THE                                  FROM THE
          NOMINEE                              NOMINEE


--------------------------------------------------------------------------------
                                    BLACKROCK
                           MUNICIPAL 2020 TERM TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                            MUNICIPAL 2020 TERM TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK
MUNICIPAL 2020 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                   DETACH HERE


                                                                            3646

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1. Election of Trustees:


                 (01) RICHARD E. CAVANAGH
            (02) JAMES CLAYBURN LA FORCE, JR.


      [ ] FOR                              [ ] WITHHOLD
          ALL                                  FROM ALL
          NOMINEES                             NOMINEES

[ ] __________________________________________
    For all nominees except as noted above


--------------------------------------------------------------------------------
                                    BLACKROCK
                           MUNICIPAL 2020 TERM TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                            MUNICIPAL 2020 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK FLORIDA
MUNICIPAL 2020 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                           --------------------------

                           --------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
http://www.eproxyvote.com/bfo
[COMPUTER LOGO]

OR

VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE (1-877-779-8683)
[TELEPHONE LOGO]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                                                            3645

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1. Election of Trustee:


            (01) JAMES CLAYBURN LA FORCE, JR.

      [ ] FOR                              [ ] WITHHOLD
          THE                                  FROM THE
          NOMINEE                              NOMINEE


--------------------------------------------------------------------------------
                                    BLACKROCK
                       FLORIDA MUNICIPAL 2020 TERM TRUST
--------------------------------------------------------------------------------
                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                      PROXY

                                    BLACKROCK
                        FLORIDA MUNICIPAL 2020 TERM TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------

---------------------------------------

---------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------

---------------------------------------

---------------------------------------

BLACKROCK
FLORIDA MUNICIPAL
2020 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                                   DETACH HERE



                                                                            3645

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Directors:


                            (01) RICHARD E. CAVANAGH
                       (02) JAMES CLAYBURN LA FORCE, JR.


    [ ] FOR                                     [ ] WITHHOLD
        ALL                                         FROM ALL
        NOMINEES                                    NOMINEES


[ ] _____________________________________________
    For all nominees except as noted above

--------------------------------------------------------------------------------
                                   BLACKROCK
                        FLORIDA MUNICIPAL 2020 TERM TRUST
--------------------------------------------------------------------------------
                                PREFERRED SHARES





Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Signature: ______________________________                Date: _________________

Co-owner
Signature: ______________________________                Date: _________________

                                   DETACH HERE


                                      PROXY

                                    BLACKROCK
                        FLORIDA MUNICIPAL 2020 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------

BLACKROCK

                             YOUR VOTE IS IMPORTANT
                          VOTE BY INTERNET / TELEPHONE
                         24 HOURS A DAY, 7 DAYS A WEEK

INTERNET
--------

https://www.proxyvotenow.com/bdv

o Go to the website address listed above.
o HAVE YOUR PROXY CARD READY.
o Follow the simple instructions that appear on your computer screen.

OR

TELEPHONE
---------

1-866-205-9017

o Use any touch-tone telephone.
o HAVE YOUR PROXY CARD READY.
o Follow the simple recorded instructions.

OR

MAIL
----

o Mark, sign and date your proxy card.
o Detach your proxy card.
o Return your proxy card in the postage-paid envelope provided.






                                                              ------------------

                                                              ------------------


 PLEASE SUBMIT YOUR INTERNET OR TELEPHONE VOTE BEFORE 4:00 P.M., NEW YORK TIME,
                                ON MAY 25, 2004.
  \/ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET \/

--------------------------------------------------------------------------------

             PLEASE SIGN, DATE AND RETURN
             THE PROXY CARD PROMPTLY                 VOTES MUST BE INDICATED
             USING THE ENCLOSED ENVELOPE            (X) IN BLACK OR BLUE INK


1. Election of Trustees:


  FOR                    WITHHOLD            EXCEPTION
  THE        [ ]         FROM THE    [ ]                  [ ]
NOMINEES                 NOMINEES

Nominee: 01 - Richard E. Cavanagh
         02 - James Clayburn La Force, Jr.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME AND CHECK THE "EXCEPTIONS" BOX ABOVE.)


--------------------------------------------------------------------------------
                                   BLACKROCK
                          DIVIDEND ACHIEVERS(TM) TRUST
--------------------------------------------------------------------------------
                                  COMMON SHARES


                  To change your address, please    mark this box. [ ]

                  To include any comments, please mark this box.    [ ]

--------------------------------------------------------------------------------

S C A N  L I N E

--------------------------------------------------------------------------------
Please be sure to sign and date this Proxy.


Date        Share Owner sign here           Co-Owner sign here
-------------------------------------     --------------------------------------

-------------------------------------     --------------------------------------

                                     PROXY
                      BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST
                                 COMMON SHARES
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Dividend AchieversTM Trust (the "Trust") held of record by the undersigned on February 27, 2004 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2004 or at any adjournments or postponements thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

------------------------------
                                         BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST
------------------------------           P.O. BOX 11325
                                         NEW YORK, N.Y. 10203-0325
------------------------------


DO YOU HAVE ANY COMMENTS?

------------------------------

------------------------------

------------------------------